                                                                   EXHIBIT 10.12


                               RESALE AGREEMENT
                               ----------------
                                  (Virginia)


                                    PREFACE
                                    -------

          THIS RESALE AGREEMENT (this "Agreement") is made effective as of May 28, 1997 (the "Effective Date"), by and between VIC-RMTS-DC, L.L.C., ("Reseller"), a Delaware limited liability company, d/b/a OnePoint Communications, and affiliate of OnePoint Communications, L.L.C., with offices at 5335 Wisconsin Avenue, Suite 950, Washington, D. C. 20015, and Bell Atlantic-Virginia, Inc. ("Bell Atlantic"), a Virginia corporation, with offices at 600 East Main Street, 24th Floor, Richmond, Virginia 23261.

          WHEREAS, pursuant to Section 251(c)(4) of the Act, 47 U.S.C. (S) 251(c)(4), Reseller wishes to purchase Bell Atlantic Retail Telecommunications Services from Bell Atlantic for resale by Reseller as a Telecommunications Carrier providing Telecommunications Services in the Commonwealth of Virginia and

          WHEREAS, Bell Atlantic is willing to provide such Bell Atlantic Retail Telecommunications Services in accordance with this Agreement.

          NOW THEREFORE, in consideration of the mutual promises set forth in this Agreement, Reseller and Bell Atlantic, each on behalf of itself and its respective successors and assigns, agree as follows:

1.  DEFINITIONS
    -----------

     1.1 As used in the Principal Document, the terms listed below shall have the meanings stated below:

     1.1.1  "Act" means the Communications Act of 1934, 47 U.S.C. (S) 151, et
                                                                           --
     seq., as amended from time-to-time.
     ----

     1.1.2  "Agent" means agent or servant.

     1.1.3 "Applicable Law" means all applicable laws and government regulations and orders.

     1.1.4  "Bell Atlantic Other Service" means any service listed in Exhibit I.

     1.1.5 "Bell Atlantic Retail Telecommunications Service" means any Telecommunications Service that Bell Atlantic provides at retail to subscribers who are not Telecommunications Carriers. The term "Bell Atlantic Retail Telecommunications Service" does not include any exchange access service (as defined in Section 3(16) of the Act, 47 U.S.C. (S) 153(16)) provided by Bell Atlantic.

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

1.1.6 "Bell Atlantic Service" means and includes any Bell Atlantic Retail Telecommunications Service and any Bell Atlantic Other Service.

1.1.7 "Bell Atlantic's Affiliates" means any corporations, partnerships or other persons who control, are controlled by, or are under common control with, Bell Atlantic.

1.1.8  "Bell Atlantic's Tariffs" and "Bell Atlantic Tariff" mean and include:

(a) Bell Atlantic's effective Federal and state tariffs, as amended by Bell Atlantic from time-to-time; and,

(b) to the extent Bell Atlantic Services are not subject to Bell Atlantic tariffs, any standard agreements and other documents, as amended by Bell Atlantic from time-to-time, that set forth the generally available terms, conditions and prices under which Bell Atlantic offers such Bell Atlantic Services.

The terms "Bell Atlantic's Tariffs" and "Bell Atlantic Tariff" do not include Bell Atlantic's "Statement of Generally Available Terms and Conditions for Interconnection, Unbundled Network Elements, Ancillary Services and Resale of Telecommunications Services" which has been approved by the Commission pursuant to Section 252(f) of the Act, 47 U.S.C. (S) 252(f).

1.1.9  "Commission" means the Virginia State Corporation Commission.

1.1.10 "Contract Period", as used in Section 1.1.14 and Section 6.2, means a stated period or minimum period of time for which Reseller is required by this Agreement to subscribe to, use and/or pay for a Bell Atlantic Service.

1.1.11 "CPNI" means "Customer Proprietary Network Information" as defined by Applicable Law, including, but not limited to, Section 222 of the Act, 47 U.S.C.
(S) 222.

1.1.12 "Customer Information" means CPNI, and any other individually identifiable information about a customer of a Party or the purchase by a customer of a Party of the services or products of that Party.

1.1.13  "Effective Date" means the date first above written.

1.1.14 "Expiration Date Bell Atlantic Service" means: (a) any Bell Atlantic Service being provided by Bell Atlantic under this Agreement at the time of expiration of the term of this Agreement, that at the time of expiration of the term of this Agreement is subject to a Contract Period which is greater than one
(1) month; and, (b) any Bell Atlantic Service requested by Reseller under this Agreement in an Order accepted by Bell Atlantic prior to expiration of the term of this Agreement but not yet being provided by Bell Atlantic at the time of expiration of this Agreement, that is subject to an initial Contract Period which is greater than one (1) month.

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

     1.1.15  "Jurisdiction" means the Commonwealth of  Virginia.

     1.1.16 "Operator Services" means: (a) services accessed by dialing 411, 555-1212, 1-555-1212, 0+ local, 0+ intraLATA, and, 0-; and, (b) any other automated or live operator or directory assistance service.

     1.1.17  "Order" means an order or application.

     1.1.18 "Principal Document" means this document, including the Preface, Sections 1 through 33, the signature page, Exhibit I, Exhibit II, and
     Exhibit II, Attachment 1.

     1.1.19 "Reseller Customers" means and includes customers, subscribers and patrons, of Reseller, purchasers and users of Telecommunications Services (including, but not limited to, resold Bell Atlantic Retail
     Telecommunications Services) provided by Reseller, and purchasers and users of other services and products provided by Reseller.

     1.1.20 "Retail Prices" means the prices at which Bell Atlantic Retail Telecommunications Services are provided by Bell Atlantic at retail to subscribers who are not Telecommunications Carriers.

     1.1.21 "Telecommunications Carrier" means "Telecommunications Carrier" as defined in Section 3(44) of the Act, 47 U.S.C. (S) 153(44).

     1.1.22 "Telecommunications Service" means "Telecommunications Service" as defined in Section 3(46) of the Act, 47 U.S.C. (S) 153(46).

     1.1.23 "Telephone Exchange Service" means "Telephone Exchange Service" as defined in Section 3(47) of the Act, 47 U.S.C. (S) 153(47).

     1.2 Unless the context clearly indicates otherwise, any defined term which is defined or used in the singular shall include the plural, and any defined term which is defined or used in the plural shall include the singular.

2.   THE AGREEMENT
     -------------

     2.1 This Agreement includes: (a) the Principal Document; (b) Bell Atlantic's Tariffs (which Bell Atlantic Tariffs are incorporated into this Agreement by reference and made a part hereof); and, (c) a Reseller Order to provide, change or terminate a Bell Atlantic Service, which has been accepted by Bell Atlantic (including, but not limited to, any Order which includes a commitment to purchase a stated number or minimum number of lines or other Bell Atlantic Services, or a commitment to purchase lines or other Bell Atlantic Services for a stated period or minimum period of time).

     2.2 Conflicts among terms in the Principal Document, Bell Atlantic's Tariffs, and a Reseller Order which has been accepted by Bell Atlantic, shall be resolved in accordance

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

     with the following order of precedence, where the document identified in subsection "(a)" shall have the highest precedence: (a) the Principal Document; (b) Bell Atlantic's Tariffs; and, (c) a Reseller Order which has been accepted by Bell Atlantic. The fact that a term appears in the Principal Document but not in a Bell Atlantic Tariff, or in a Bell Atlantic Tariff but not in the Principal Document, shall not be interpreted as, or deemed grounds for finding, a conflict for the purposes of this Section 2.2.

     2.3 This Agreement (including the Principal Document, Bell Atlantic's Tariffs, and Reseller Orders which have been accepted by Bell Atlantic), constitutes the entire agreement between the Parties on the subject matter hereof, and supersedes any prior or contemporaneous agreement, understanding, or representation on the subject matter hereof. Except as otherwise provided in the Principal Document, the terms in the Principal Document may not be waived or modified except by a written document which is signed by the Parties. Bell Atlantic shall have the right to add, modify, or withdraw, a Bell Atlantic Tariff at any time, without the consent of, or notice to, Reseller.

     2.4 A failure or delay of either Party to enforce any of the provisions of this Agreement, or any right or remedy available under this Agreement or at law or in equity, or to require performance of any of the provisions of this Agreement, or to exercise any option provided under this Agreement, shall in no way be construed to be a waiver of such provisions, rights, remedies, or options.

3.   BELL ATLANTIC SERVICES
     ----------------------

     3.1 Reseller may, from time-to-time, during the term of this Agreement, submit Orders to Bell Atlantic requesting Bell Atlantic to provide Bell Atlantic Retail Telecommunications Services for resale by Reseller as a Telecommunications Carrier providing Telecommunications Services, pursuant to Section 251(c)(4) of the Act, 47 U.S.C. (S) 251(c)(4).

     3.2 Reseller may, from time-to-time, during the term of this Agreement, submit Orders to Bell Atlantic requesting Bell Atlantic to provide Bell Atlantic Other Services.

     3.3 Bell Atlantic may require that Reseller's Orders requesting Bell Atlantic to provide Bell Atlantic Services be in writing on forms specified by Bell Atlantic or in an electronic form specified by Bell Atlantic.

     3.4 Upon receipt and acceptance by Bell Atlantic of a Reseller Order requesting Bell Atlantic to provide a Bell Atlantic Service, Bell Atlantic shall provide, and Reseller shall subscribe to, use and pay for, the Bell Atlantic Service, in accordance with this Agreement.

     3.5 Bell Atlantic Retail Telecommunications Services may be purchased by Reseller under this Agreement only for the purpose of resale by Reseller as a Telecommunications Carrier providing Telecommunications Services, pursuant to Section 251(c)(4) of the Act, 47 U.S.C. (S) 251(c)(4). Bell Atlantic Retail Telecommunications Services to be purchased by Reseller

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

     for other purposes (including, but not limited to, Reseller's own use) must be purchased by Reseller pursuant to separate written agreements, including, but not limited to, applicable Bell Atlantic Tariffs. Reseller warrants and agrees that Reseller will purchase Bell Atlantic Retail Telecommunications Services from Bell Atlantic under this Agreement only for the purpose of resale by Reseller as a Telecommunications Carrier providing Telecommunications Services, pursuant to Section 251(c)(4) of the Act, 47 U.S.C. (S) 251(c)(4).

     3.6 Except as otherwise provided in this Agreement, Bell Atlantic shall have the right to add, modify, grandfather, discontinue or terminate Bell Atlantic Services at any time, without the consent of Reseller.

4.   PRICES
     ------

     4.1 Reseller shall pay Bell Atlantic for Bell Atlantic Services at the prices stated in this Agreement, including, but not limited to, in Exhibit I and Exhibit II.

     4.2 If, prior to establishment of a Bell Atlantic Service, Reseller cancels or changes its Order for the Bell Atlantic Service, Reseller shall reimburse Bell Atlantic for the costs associated with such cancellation or changes as required by this Agreement (including, but not limited to, Bell Atlantic's Tariffs).

     4.3 Upon request by Bell Atlantic, Reseller shall provide to Bell Atlantic adequate assurance of payment of charges due to Bell Atlantic. Assurance of payment of charges may be requested by Bell Atlantic: (a) if Reseller, in Bell Atlantic's reasonable judgment, at the Effective Date or at any time thereafter, is unable to show itself to be creditworthy; (b) if Reseller, in Bell Atlantic's reasonable judgment, at the Effective Date or at any time thereafter, is not creditworthy; or, (c) if Reseller fails to timely pay a bill rendered to Reseller by Bell Atlantic. Unless otherwise agreed by the Parties, the assurance of payment shall be in the form of a cash deposit and shall be in an amount equal to the charges for Bell Atlantic Services that Reseller may reasonably be expected to incur during a period of two (2) months. Bell Atlantic may at any time use the deposit or other assurance of payment to pay amounts due from Reseller.

5.   BILLING AND PAYMENT
     -------------------

     5.1 Except as otherwise permitted or required by this Agreement, or agreed in writing by the Parties, Bell Atlantic shall render bills to Reseller monthly. Except as otherwise agreed in writing by the Parties, Bell Atlantic will render bills to Reseller in a paper form.

     5.2 Reseller shall pay Bell Atlantic's bills in immediately available U.S. funds. Payments shall be transmitted by electronic funds transfer.

     5.3 Payment of charges shall be due by the due date stated on Bell Atlantic's bills. Except as otherwise required by Bell Atlantic's Tariffs or agreed in writing by the Parties, the due

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

date shall not be sooner than fifteen (15) days after the date the bill is received by Reseller.

5.4 Charges which are not paid by the due date stated on Bell Atlantic's bill shall be subject to a late payment charge. The late payment charge shall be in the amount provided in the applicable Bell Atlantic Tariff; provided, that in the absence of an applicable Bell Atlantic Tariff late payment charge, the late payment charge shall be in an amount specified by Bell Atlantic, which shall not exceed a rate of one and one-half percent (1.5%) of the over-due amount (including any unpaid, previously billed late payment charges) per month.

5.5  Reseller acknowledges and agrees that:

5.5.1 During the term of this Agreement, Bell Atlantic will be engaged in developing and deploying new or modified forms of bills for Telecommunications Carriers who are engaged in the resale of Bell Atlantic Retail
Telecommunications Services and new or modified systems and methods for computing and rendering such bills.

5.5.2 Prior to the completion of deployment of such new or modified forms of bills and such new or modified systems and methods for computing and rendering bills, Bell Atlantic's form of bill and systems and methods for computing and rendering bills may be subject to limitations and restrictions, including, but not limited to, the limitations stated in Section 5.5.3, below, the inability to provide Reseller with a single, consolidated bill for all Bell Atlantic Services purchased by Reseller, and the unavailability of bills and billing information in an electronic form (e.g., bills may be rendered in a paper form).

5.5.3 Prior to the completion of deployment of the new or modified forms of bills and the new or modified systems and methods for computing and rendering bills, Bell Atlantic may apply the discount identified in Exhibit II, Section 1.1, in a manner (including, but not limited to, in a "bottom-of-the-bill" format) that results in the Exhibit II, Section 1.1 discount being applied to charges stated in the bill (including, but not limited to, Subscriber Line Charges, Federal Line Cost Charges, end user common line charges, carrier selection and change charges, Audiotex Service charges, and charges for services which are not Bell Atlantic Retail Telecommunications Services) which are not subject to the Exhibit II, Section 1.1 discount. Bell Atlantic will implement a "true-up" process and within six (6) months after the due date of each monthly bill, issue to Reseller a "true-up" bill for amounts which were not collected from Reseller under the monthly bill because of the application of the Exhibit II, Section 1.1 discount to charges which are not subject to the Exhibit II,
Section 1.1 discount. The "true-up" bill may be issued as a part of or an entry on a monthly bill, as a bill separate from a monthly bill, or in such other form as Bell Atlantic may determine.

5.6 Although it is the intent of Bell Atlantic to submit timely and accurate bills, failure by Bell Atlantic to present bills (including, but not limited to, monthly bills and "true-up" bills) to Reseller in a timely or accurate manner shall not constitute a breach or default of this Agreement, or a waiver of a right of payment of the incurred charges, by Bell Atlantic. Reseller shall not be entitled to dispute charges for Bell Atlantic Services provided by Bell Atlantic based on Bell Atlantic's failure to submit a bill for the charges in a timely fashion.

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

     Notwithstanding the foregoing, closure of a specific billing period shall occur by joint agreement of Bell Atlantic and Reseller whereby such billing period is closed to further charges, analysis and financial transactions, within one (l) year of the bill date.

6.   TERM
     ----

     6.1 The term of this Agreement shall commence on the Effective Date, and, except as otherwise provided in this Agreement, shall remain in effect through May 28, 1998.

     6.2 Following the expiration of the term of this Agreement specified in
     Section 6.1, this Agreement, as amended from time to time, shall remain in effect as to any Expiration Date Bell Atlantic Service for the remainder of the Contract Period applicable to such Expiration Date Bell Atlantic Service at the time of the expiration of this Agreement. If an Expiration Date Bell Atlantic Service is terminated prior to the expiration of the Contract Period applicable to such Expiration Date Bell Atlantic Service, Reseller shall pay any termination charge provided for in this Agreement, as amended from time-to-time. Following expiration of the applicable Contract Period for an Expiration Date Bell Atlantic Service, the Expiration Date Bell Atlantic Service, until terminated, shall be subject to any applicable new agreement executed by the Parties, or, to the extent such Expiration Date Bell Atlantic Service is not covered by a new agreement executed by the Parties, to applicable Bell Atlantic Tariffs.

7.   SERVICE INSTALLATION AND MAINTENANCE
     ------------------------------------

     Reseller shall comply with Bell Atlantic's processes and procedures (including, but not limited to, requirements by Bell Atlantic that Reseller use Bell Atlantic OSS Services or Bell Atlantic Pre-OSS Services) for the communication to Bell Atlantic of (a) Reseller's Orders to provide, change or terminate, Bell Atlantic Services, and (b) Reseller's requests for information about, assistance in using, or repair or maintenance of, Bell Atlantic Services. Bell Atlantic may, from time-to-time, upon notice to Reseller, change these processes and procedures.

8.   ASSIGNMENT
     ----------

     8.1 Reseller shall not assign this Agreement or any right or interest under this Agreement, nor delegate any obligation under this Agreement, without the prior written approval of Bell Atlantic, which approval shall not be unreasonably withheld, conditioned or delayed. Any attempted assignment or delegation in contravention of the foregoing shall be void and ineffective.

     8.2 Bell Atlantic may, without the consent of Reseller, assign this Agreement or any right or interest under this Agreement, and/or delegate any obligation under this Agreement, to any of Bell Atlantic's Affiliates, or to a person with which Bell Atlantic merges or which acquires substantially all of Bell Atlantic's assets.

9.   AVAILABILITY OF SERVICE
     -----------------------

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     9.1 Except as otherwise stated in Bell Atlantic's Tariffs, Bell Atlantic shall be obligated to provide Bell Atlantic Services to Reseller under this Agreement only where Bell Atlantic is able, without unreasonable expense (as determined by Bell Atlantic in its reasonable judgment), (a) to obtain, retain, install and maintain suitable facilities for the provision of such Bell Atlantic Services, and (b) to obtain, retain and maintain suitable rights for the provision of such Bell Atlantic Services.

     9.2 Bell Atlantic's obligation to provide a Bell Atlantic Retail Telecommunications Service to Reseller under this Agreement shall be limited to providing the Bell Atlantic Retail Telecommunications Service to Reseller where, and to the same extent, that Bell Atlantic provides such Bell Atlantic Retail Telecommunications Service to Bell Atlantic's own end user retail customers.

10.  BRANDING
     --------

     10.1 Except as stated in Section 10.2, in providing Bell Atlantic Services to Reseller, Bell Atlantic shall have the right, but not the obligation, to identify the Bell Atlantic Services with Bell Atlantic's trade names, trademarks and service marks. Any such identification of the Bell Atlantic Services shall not constitute the grant of a license or other right to Reseller to use Bell Atlantic's trade names, trade marks or service marks.

     10.2 To the extent required by Applicable Law, upon request by Reseller and at prices, terms and conditions to be negotiated by Reseller and Bell Atlantic, Bell Atlantic shall provide Bell Atlantic Retail
     Telecommunications Services that are identified by Reseller's trade name, or that are not identified by trade name, trademark or service mark.

11.  CHOICE OF LAW
     -------------

     11.1 The construction, interpretation and performance of this Agreement shall be governed by the laws of the United States of America and the laws of Jurisdiction (without regard to Jurisdiction's conflicts of laws rules). All disputes relating to this Agreement shall be resolved through the application of such laws.

     11.2 Reseller agrees to submit to the jurisdiction of any court, commission or other governmental entity in which a claim, suit or proceeding which arises out of or in connection with this Agreement or Bell Atlantic Services provided under this Agreement and in which Bell Atlantic is a party, is brought.

12.  COMPLIANCE WITH APPLICABLE LAW
     ------------------------------

     12.1 Each Party shall in its performance of this Agreement comply with Applicable Law, including, but not limited to, all applicable regulations and orders of the Commission and the Federal Communications Commission.

     12.2 Reseller shall in providing Bell Atlantic Retail Telecommunications Services to

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     Reseller Customers comply with Applicable Law, including, but not limited to, all applicable regulations and orders of the Commission and the Federal Communications Commission.

13.  CONTINGENCIES
     -------------

     Neither Party shall be liable for any delay or failure in performance by it which results from strikes, labor slowdowns, or other labor disputes, fires, explosions, floods, earthquakes, volcanic action, delays in obtaining or inability to obtain necessary services, facilities, equipment, parts or repairs thereof, power failures, embargoes, boycotts, unusually severe weather conditions, revolution, riots or other civil disturbances, war or acts of the public enemy, acts of God, or causes beyond the Party's reasonable control.

14.  RESELLER'S PROVISION OF SERVICE
     -------------------------------

     14.1 Prior to providing Bell Atlantic Retail Telecommunications Services purchased by Reseller under this Agreement to Reseller Customers, Reseller shall obtain from the Commission, the Federal Communications Commission, and any other applicable governmental entities, any certificates or other authorizations required by Applicable Law for Reseller to provide Telecommunications Services. Reseller shall promptly notify Bell Atlantic in writing of any governmental action which suspends, cancels or withdraws any such certificate or authorization, or otherwise limits or affects Reseller's right to provide Telecommunications Services.

     14.2 To the extent required by Applicable Law, Reseller shall: (a) file with the Commission, the Federal Communications Commission, and/or other applicable governmental entities, the tariffs, arrangements and other documents that set forth the terms, conditions and prices under which Reseller provides Telecommunications Services; and, (b) make available for public inspection, the tariffs, arrangements and other documents that set forth the terms, conditions and prices under which Reseller provides Telecommunications Services.

15.  RESELLER'S RESALE AND USE OF SERVICE
     ------------------------------------

     15.1 Reseller shall comply with the provisions of this Agreement (including, but not limited to, Bell Atlantic's Tariffs) regarding resale or use of Bell Atlantic Services, including, but not limited to, any restrictions on resale or use of Bell Atlantic Services.

     15.2 Without in any way limiting Section 15.1, (a) Reseller shall not resell residential service to persons not eligible to subscribe to such service from Bell Atlantic (including, but not limited to, business Reseller Customers and other nonresidential Reseller Customers), and (b) Reseller shall not resell Lifeline or other means-tested service offerings, or grandfathered or discontinued service offerings, to persons not eligible to subscribe to such service offerings from Bell Atlantic.

     15.3 Reseller shall undertake in good faith to ensure that Reseller Customers comply with the provisions of Bell Atlantic's Tariffs applicable to their use of Bell Atlantic Retail

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     Telecommunications Services.

     15.4.1 Without in any way limiting Reseller's obligations under Section 12, Reseller shall comply with Applicable Law with regard to end user selection of a primary Telephone Exchange Service provider. Until the Commission or the Federal Communications Commission adopts regulations and/or orders applicable to end user selection of a primary Telephone Exchange Service provider, Reseller shall apply the rules and procedures set forth in
     Section 64.1100 of the FCC Rules, 47 CFR (S) 64.1100, to the process for end user selection of a primary Telephone Exchange Service provider (including, to end user selection of a primary Telephone Exchange Service provider that occurs during any telemarketing contact with an end user), and shall comply with such rules and procedures.

     15.4.2 By submitting to Bell Atlantic an Order to install, provide, change or terminate a Telecommunications Service, to select, change or reassign a telephone number, or to select, change or terminate an end user's primary Telephone Exchange Service provider, Reseller represents and warrants: (a) that Reseller has obtained authorization for such action from the applicable end user; and, (b) that if Applicable Law and/or this Agreement required such authorization to be obtained in a particular manner, Reseller obtained the authorization in the manner required by Applicable Law and this Agreement. Reseller shall upon request by Bell Atlantic provide proof of such authorization (including, a copy of any written authorization).

     15.4.3 If Reseller submits an Order to Bell Atlantic to install, provide, change or terminate a Telecommunications Service, to select, change or reassign a telephone number, or to select, change or terminate an end user's primary Telephone Exchange Service provider, and (a) when requested by Bell Atlantic to provide a written document signed by the end user stating the end user's primary Telephone Exchange Service provider selection, fails to provide such document to Bell Atlantic, or (b) has not obtained authorization for such installation, provision, selection, change, reassignment or termination, from the end user in the manner required by Applicable Law (or, in the absence of Applicable Law, in the manner required by the rules and procedures in 47 CFR (S) 64.1100), Reseller shall be liable to Bell Atlantic for all charges that would be applicable to the end user for the initial installation, provision, selection, change, reassignment or termination, of the end user's Telecommunications Service, telephone number, and/or primary Telephone Exchange Service provider, and any charges for restoring the end user's Telecommunications Service, telephone number, and/or primary Telephone Exchange Service provider selection, to its end user authorized condition.

     15.5.1 Without in any way limiting Reseller's obligations under Section 12, Reseller shall comply with Applicable Law with regard to Customer Information, including, but not limited to, 47 U.S.C. (S) 222. Reseller shall not access (including, but not limited to, through Bell Atlantic OSS Services and Bell Atlantic Pre-OSS Services), use or disclose Customer Information made available to Reseller by Bell Atlantic pursuant to this Agreement unless Reseller has obtained any customer authorization for such access, use and/or disclosure required by Applicable Law. By accessing, using or disclosing Customer Information, Reseller represents and warrants that Reseller has obtained authorization for such action from the applicable customer in the manner required by Applicable Law and this Agreement.

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

     Reseller shall upon request by Bell Atlantic provide proof of such authorization (including, a copy of any written authorization).

     15.5.2 Bell Atlantic shall have the right to audit Reseller to ascertain whether Reseller is complying with the requirements of Applicable Law and this Agreement, with regard to Reseller's access to, and use and disclosure of, Customer Information which is made available to Reseller by Bell Atlantic pursuant to this Agreement.

     15.5.3 Without in any way limiting Section 15.5.2, to the extent permitted by Applicable Law, Bell Atlantic shall have the right to monitor Reseller's access to and use of Customer Information which is made available by Bell Atlantic to Reseller pursuant to this Agreement, to ascertain whether Reseller is complying with the requirements of Applicable Law and this Agreement, with regard to Reseller's access to, and use and disclosure of, such Customer Information. The foregoing right shall include, but not be limited to, to the extent permitted by Applicable Law, the right to electronically monitor Reseller's access to and use of Customer Information which is made available by Bell Atlantic to Reseller pursuant to this Agreement through electronic interfaces or gateways.

     15.6.1 Reseller shall be the single point of contact for Reseller Customers and other persons with regard to Telecommunications Services and other services and products which they wish to purchase from Reseller or which they have purchased from Reseller. Communications by Reseller Customers and other persons with regard to Telecommunications Services and other services and products which they wish to purchase from Reseller or which they have purchased from Reseller, shall be made to Reseller, and not to Bell Atlantic. Reseller shall instruct Reseller Customers and other persons that such communications shall be directed to Reseller.

     15.6.2 Without in any way limiting Section 15.6.1, Reseller shall be the single point of contact for Reseller Customers (a) to request information about or provision of Telecommunications Services which they wish to purchase from Reseller, (b) to change, terminate, or request information about, assistance in using, or repair or maintenance of, Telecommunications Services which they have purchased from Reseller, and (c) to make inquiries concerning Reseller's bills, charges for Reseller's Telecommunications Services, and, if the Reseller Customers receive dial tone line service from Reseller, annoyance calls. Requests by Reseller Customers for information about or provision of Telecommunications Services which they wish to purchase from Reseller, requests by Reseller Customers to change, terminate, or obtain information about, assistance in using, or repair or maintenance of, Telecommunications Services which they have purchased from Reseller, and inquiries by Reseller Customers concerning Reseller's bills, charges for Reseller's Telecommunications Services, and, if the Reseller Customers receive dial tone line service from Reseller, annoyance calls, shall be made by the Reseller Customers to Reseller, and not to Bell Atlantic.

     15.6.3 Reseller shall establish telephone numbers at which Reseller Customers and other persons may communicate with Reseller and shall advise Reseller Customers and other persons who may wish to communicate with Reseller of these telephone numbers.

     15.7.1 Reseller's use of telephone numbers shall be subject to Applicable Law (including, but not limited to, the rules of the Federal Communications Commission, the North American Numbering Council, and the North American Numbering Plan Administrator), the applicable provisions of this Agreement (including, but not limited to, this Section 15.7), and Bell Atlantic's practices and procedures for use and assignment of telephone numbers, as amended from time-to-time.

     15.7.2 Subject to Sections 15.7.1 and 15.7.3, if an end user who subscribes to a Bell Atlantic Retail Telecommunications Service dial tone line from either Reseller or Bell Atlantic changes the Telecommunications Carrier from whom the end user subscribes for such dial tone line (including a change from Bell Atlantic to Reseller, from Reseller to Bell Atlantic, or from Reseller to a Telecommunications Carrier other than Bell Atlantic), after such change, the end user may continue to use with the dial tone line the telephone numbers which were assigned to the dial tone line by Bell Atlantic immediately prior to the change.

     15.7.3 Bell Atlantic shall have the right to change the telephone numbers used by an end user if at any time: (a) the type or class of service subscribed to by the end user changes; (b) the end user requests service at a new location, that is not served by the Bell Atlantic switch and the Bell Atlantic rate center from which the end user previously had service; or,
     (c) continued use of the telephone numbers is not technically feasible.

     15.7.4 If service on a Bell Atlantic Retail Telecommunications Service dial tone line subscribed to by Reseller from Bell Atlantic under this Agreement is terminated, the telephone numbers associated with such dial tone line shall be available for reassignment by Bell Atlantic to any person to whom Bell Atlantic elects to assign the telephone numbers, including, but not limited to, Bell Atlantic, Bell Atlantic end user retail customers, Reseller, or Telecommunications Carriers other than Bell Atlantic and Reseller.

     15.8 Reseller shall comply with Applicable Law, and Bell Atlantic's procedures, for handling requests from law enforcement and other government agencies for service termination, assistance with electronic surveillance, and provision of information.

16.  COUNTERPARTS
     ------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

17.  DEFAULT
     -------

     17.1 If Reseller materially breaches a material provision of this Agreement (other than an obligation to make payment of any amount billed under this Agreement), and such breach continues for more than thirty (30) days after written notice thereof from Bell Atlantic, then, except as otherwise required by Applicable Law, Bell Atlantic shall have the right, upon notice to Reseller, to terminate or suspend this Agreement and/or provision of Bell Atlantic Services, in whole or in part.

     17.2.1 If Reseller fails to make a payment of any amount billed under this Agreement by the due date stated on the bill and such failure continues for more than thirty (30) days after written notice thereof from Bell Atlantic, then, except as provided in Section 17.2.2, below, or as otherwise required by Applicable Law, Bell Atlantic shall have the right, upon notice to Reseller, to terminate or suspend this Agreement and/or provision of Bell Atlantic Services, in whole or in part.

     17.2.2 If a good faith dispute arises between the Parties concerning the obligation of Reseller to make payment of an amount billed under this Agreement, the failure to pay the amount in dispute shall not constitute cause for termination or suspension of this Agreement or provision of Bell Atlantic Services, if, within thirty (30) days of the date that Bell Atlantic gives Reseller written notice of the failure to pay the amount in dispute, Reseller (a) gives Bell Atlantic written notice of the dispute stating the basis of the dispute, and (b) furnishes to Bell Atlantic an irrevocable letter of credit or other security arrangement acceptable to Bell Atlantic, guaranteeing payment to Bell Atlantic of any portion of the disputed amount (including the whole of the disputed amount) which is thereafter agreed by Bell Atlantic and Reseller, or determined by a court or other governmental entity of appropriate jurisdiction, to be due to Bell Atlantic. The existence of such a dispute shall not relieve Reseller of its obligations to pay any undisputed amount which is due to Bell Atlantic and to otherwise comply with this Agreement.

18.  FACILITIES
     ----------

     18.1 Bell Atlantic or its suppliers shall retain all right, title and interest in, and ownership of, all facilities, equipment, software, information, and wiring, used to provide Bell Atlantic Services. During the period in which Bell Atlantic Services are provided, Bell Atlantic shall have free and unimpeded access at all reasonable times to Reseller and Reseller Customer locations for the purpose of installing, inspecting, maintaining, and repairing, all facilities, equipment, software, and wiring, used to provide the Bell Atlantic Services. At the conclusion of the period in which Bell Atlantic Services are provided, Bell Atlantic shall have free and unimpeded access at Reseller and Reseller Customer locations at all reasonable times to remove all facilities, equipment, software, and wiring, used to provide the Bell Atlantic Services. Reseller shall, at Reseller's expense, obtain any rights and authorizations necessary for such access.

     18.2 Except as otherwise agreed to in writing by Bell Atlantic, Bell Atlantic shall not be responsible for the installation, inspection, repair, maintenance, or removal, of facilities, equipment, software, or wiring, provided by Reseller or Reseller Customers for use with Bell Atlantic Services.

19.  INTELLECTUAL PROPERTY
     ---------------------

     Except as expressly stated in this Agreement, nothing contained within this Agreement shall be construed as the grant of a license, either express or implied, with respect to any patent, copyright, trade name, trade mark, service mark, trade secret, or other proprietary interest or intellectual property, now or hereafter owned, controlled or licensable by either Party.

20.  JOINT WORK PRODUCT
     ------------------

     The Principal Document is the joint work product of the representatives of the Parties. For convenience, the Principal Document has been drafted in final form by Bell Atlantic. Accordingly, in the event of ambiguities, no inferences shall be drawn against either Party solely on the basis of authorship of the Principal Document.

21.  LIABILITY
     ---------

     21.1.1 AS USED IN THIS SECTION 21, "OTHER BELL ATLANTIC PERSONS" MEANS BELL ATLANTIC'S AFFILIATES, AND THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND CONTRACTORS, OF BELL ATLANTIC AND BELL ATLANTIC'S AFFILIATES.

     21.1.2 AS USED IN THIS SECTION 21, "BELL ATLANTIC SERVICE FAILURE" MEANS ANY FAILURE TO INSTALL, RESTORE, PROVIDE OR TERMINATE A BELL ATLANTIC SERVICE, OR ANY MISTAKE, OMISSION, INTERRUPTION, DELAY, ERROR, DEFECT, FAULT, FAILURE, OR DEFICIENCY, IN A BELL ATLANTIC SERVICE.

     21.2 THE LIABILITY, IF ANY, OF BELL ATLANTIC AND OTHER BELL ATLANTIC PERSONS, TO RESELLER, RESELLER CUSTOMERS AND/OR ANY OTHER PERSON, FOR ANY CLAIM, LOSS OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH A BELL ATLANTIC SERVICE FAILURE, SHALL BE LIMITED AND/OR EXCLUDED AS SET FORTH IN BELL ATLANTIC'S TARIFFS.

     21.3.1 TO THE EXTENT THE BELL ATLANTIC TARIFFS APPLICABLE TO A BELL ATLANTIC SERVICE DO NOT CONTAIN A PROVISION WHICH LIMITS OR EXCLUDES THE LIABILITY OF BELL ATLANTIC AND/OR OTHER BELL ATLANTIC PERSONS TO RESELLER, RESELLER CUSTOMERS AND/OR ANY OTHER PERSON, FOR ANY CLAIM, LOSS OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH A BELL ATLANTIC SERVICE FAILURE,
     SECTION 21.3.3 SHALL APPLY.

     21.3.2 TO THE EXTENT A BELL ATLANTIC SERVICE IS NOT SUBJECT TO A BELL ATLANTIC TARIFF, SECTION 21.3.3 SHALL APPLY.

     21.3.3 THE LIABILITY, IF ANY, OF BELL ATLANTIC AND OTHER BELL ATLANTIC PERSONS, TO RESELLER, RESELLER CUSTOMERS AND/OR ANY

     OTHER PERSON, FOR ANY CLAIM, LOSS OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH A BELL ATLANTIC SERVICE FAILURE, SHALL BE LIMITED TO A TOTAL AMOUNT NOT IN EXCESS OF: (A) TWICE THE PROPORTIONATE CHARGE FOR THE BELL ATLANTIC SERVICE AFFECTED DURING THE PERIOD OF THE BELL ATLANTIC SERVICE FAILURE; OR, (B) IF THERE IS NO CHARGE FOR THE BELL ATLANTIC SERVICE AFFECTED, FIVE HUNDRED DOLLARS ($500.00).

     21.4 NOTWITHSTANDING ANYTHING CONTAINED IN SECTION 21.2, SECTION 21.3.1,
     SECTION 21.3.2, OR SECTION 21.3.3, ABOVE, BELL ATLANTIC AND OTHER BELL ATLANTIC PERSONS SHALL HAVE NO LIABILITY TO RESELLER, RESELLER CUSTOMERS, AND/OR ANY OTHER PERSON, FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL, DAMAGES (INCLUDING, BUT NOT LIMITED TO, DAMAGES FOR HARM TO BUSINESS, LOST REVENUES, LOST PROFITS, LOST SAVINGS, OR OTHER COMMERCIAL OR ECONOMIC LOSS), ARISING OUT OF OR IN CONNECTION WITH A BELL ATLANTIC SERVICE FAILURE OR ANY BREACH OR FAILURE IN PERFORMANCE OF THIS AGREEMENT BY BELL ATLANTIC.

     21.5 THE LIMITATIONS AND EXCLUSIONS FROM LIABILITY STATED IN SECTIONS 21.2 THROUGH 21.4 SHALL APPLY REGARDLESS OF THE FORM OF A CLAIM OR ACTION, WHETHER IN CONTRACT, WARRANTY, TORT (INCLUDING, BUT NOT LIMITED TO, THE NEGLIGENCE OF BELL ATLANTIC AND/OR OTHER BELL ATLANTIC PERSONS), STRICT LIABILITY, OR OTHERWISE, AND REGARDLESS OF WHETHER BELL ATLANTIC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     21.6 Reseller shall, in its tariffs or other contracts with Reseller Customers, provide that in no case shall Bell Atlantic or Other Bell Atlantic Persons be liable to Reseller Customers or to any other third parties for any indirect, special, incidental, consequential, or other damages, including, but not limited to, harm to business, lost revenues, lost profits, lost savings, or other commercial or economic loss, whether foreseeable or not, and regardless of notification of the possibility of such damages. Reseller shall indemnify, defend and hold Bell Atlantic and Other Bell Atlantic Persons harmless from claims by Reseller Customers and other third parties as provided in Bell Atlantic's Tariffs.

     21.7 Bell Atlantic's obligations under this Agreement shall extend only to Reseller. Bell Atlantic shall have no liability under this Agreement to Reseller Customers or to any other third party. Nothing in this Agreement shall be deemed to create a third party beneficiary relationship between Bell Atlantic and Reseller Customers or any other third party.

     21.8 Reseller shall indemnify, defend and hold harmless Bell Atlantic, Bell Atlantic's Affiliates, and the directors, officers and employees of Bell Atlantic and Bell Atlantic's Affiliates, from any claims, suits, government proceedings, judgments, fines, liabilities, losses, damages, costs or expenses (including reasonable attorneys fees) arising out of or resulting from: (a) the failure of Reseller to transmit to Bell Atlantic a request by a Reseller Customer to install, provide, change or terminate, a Bell Atlantic Retail Telecommunications Service; (b) the transmission by Reseller to Bell Atlantic of an Order to install, provide, change or terminate, a Bell Atlantic Retail Telecommunications Service, which Order was not authorized by the applicable Reseller Customer; (c) erroneous or inaccurate information in an Order transmitted by Reseller to Bell Atlantic; (d) the transmission by Reseller to Bell Atlantic of an Order to change or terminate a Telecommunications Service provided to an end user by Bell Atlantic or another Telecommunications Service provider, or to install or provide a Telecommunications Service for an end user, which Order was not authorized by the applicable end user; (e) the transmission by Reseller to Bell Atlantic of an Order to select, change or reassign a telephone number for an end user, which Order was not authorized by the applicable end user; (f) the transmission by Reseller to Bell Atlantic of an Order to select a primary Telephone Exchange Service provider for an end user, or to change or terminate an end user's selection of a primary Telephone Exchange Service provider, which Order was not authorized by the applicable end user in the manner required by Applicable Law (or, in the absence of such Applicable Law, in the manner required by the rules and procedures in 47 CFR (S) 64.1100); (g) access to, or use or disclosure of, Customer Information or Bell Atlantic OSS Information by Reseller or Reseller's employees, Agents or contractors; (h) the failure of Reseller to transmit, or to transmit in a timely manner, E911/911 information to Bell Atlantic;
     (i) erroneous or inaccurate E911/911 information transmitted by Reseller to Bell Atlantic; (j) any information provided by Reseller for inclusion in Bell Atlantic's LIDB; or, (k) the marketing, advertising or sale of Reseller's services and/or products (including, but not limited to, resold Bell Atlantic Retail Telecommunications Services), or the billing or collection of charges for Reseller's services and/or products (including, but not limited to, resold Bell Atlantic Retail Telecommunications Services). For the purposes of Section 21.8(b), (d) and (e), an Order shall be deemed not to have been authorized by a Reseller Customer or end user if Applicable Law and/or this Agreement required such authorization to be obtained in a particular manner, and Reseller did not obtain the authorization in the manner required by Applicable Law and this Agreement.

22.  NON-EXCLUSIVE REMEDIES
     ----------------------

     Except as otherwise expressly provided in this Agreement, each of the remedies provided under this Agreement is cumulative and is in addition to any other remedies that may be available under this Agreement or at law or in equity.

23.  NOTICES
     -------

     All notices and other communications under this Agreement shall be deemed effective upon receipt by the Party being notified, provided such notices or communications are in writing and are sent by certified or registered mail, return receipt requested, or by a reputable private delivery service which provides a record of delivery, and addressed as shown below:

     TO BELL ATLANTIC:  Bell Atlantic - Virginia, Inc.
                        c/o Bell Atlantic Network Services, Inc.

                    1320 North Courthouse Road, 9th Floor
                             Arlington, Virginia  22201
                    Attn.:  Director, Resale
                              Initiatives

     TO RESELLER:   VIC-RMTS-DC, L.L.C.
                         c/o OnePoint Communications, L.L.C.
                    5335 Wisconsin Avenue
                    Suite 950
                    Washington, D.C. 20015
                    Attn:  President

     Either Party may from time-to-time designate another address or addressee by giving notice in accordance with this Section 23.

24.  REGULATORY APPROVALS
     --------------------

     24.1 Within thirty (30) days after execution of this Agreement by the Parties, Bell Atlantic shall file the Agreement with the Commission for approval by the Commission.

     24.2 Each Party shall exercise reasonable efforts (including reasonably cooperating with the other Party) to secure approval of this Agreement, and any amendment to this Agreement agreed to by the Parties, from the Commission, the Federal Communications Commission, and other applicable governmental entities.

     24.3 Upon request by Bell Atlantic, Reseller shall, at Reseller's expense, provide reasonable, good-faith support and assistance to Bell Atlantic in obtaining any governmental approvals necessary for (a) this Agreement and any amendment to this Agreement agreed to by the Parties, and/or (b) the provision of Bell Atlantic Services by Bell Atlantic to Reseller. Without in any way limiting the foregoing, upon request by Bell Atlantic, Reseller shall (a) join in petitions requesting approval of this Agreement, or an amendment to this Agreement agreed to by the Parties, to be filed with the Commission, the Federal Communications Commission, or other applicable governmental entities, and (b) file other documents with and present testimony to the Commission, the Federal Communications Commission, or other applicable governmental entities, requesting approval of this Agreement or an amendment to this Agreement agreed to by the Parties.

25.  REGULATORY CONTINGENCIES
     ------------------------

     25.1 Neither Party shall be liable for any delay or failure in performance by it which results from requirements of Applicable Law, or acts or failures to act of any governmental entity or official.

     25.2 In the event that any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable any other provision of this Agreement, and this Agreement shall be construed as if it did not contain such invalid or unenforceable provision.

     25.3 In the event that any legislative, regulatory, judicial or other governmental action materially affects any material terms of this Agreement, the ability of either Party to perform any material terms of this Agreement, or the rights or obligations of either Party under this Agreement, the Parties shall take such action as shall be necessary to conform this Agreement to the governmental action and/or to permit Bell Atlantic to continue to provide and Reseller to continue to purchase Bell Atlantic Services, including, but not limited to, conducting good faith negotiations to enter into a mutually acceptable modified or substitute agreement, filing tariffs, or additional, supplemental or modified tariffs, and making other required filings with governmental entities.

     25.4 In the event of a governmental action described in Section 25.3, above, to the extent permitted by Applicable Law, Bell Atlantic shall continue to provide and Reseller shall continue to subscribe to, use and pay for, any Bell Atlantic Services affected by the governmental action until the action to be taken by Bell Atlantic and Reseller under Section 25.3, above, is taken and becomes effective in accordance with Applicable Law. Such provision of and subscription to, use of and payment for, the affected Bell Atlantic Services shall be in accordance with the terms (including prices) of this Agreement, unless other terms, including but not limited to the terms of a Bell Atlantic Tariff, are required by Applicable Law.

     25.5 If suspension or termination of the provision of any Bell Atlantic Service is required by or as a result of a governmental action, such suspension or termination shall not affect Reseller's subscription to, use or obligation to pay for, other Bell Atlantic Services, unless such suspension or termination has a material, adverse effect on Reseller's ability to use the other Bell Atlantic Services.

     25.6 If any of the Bell Atlantic Services to be provided by Bell Atlantic pursuant to a tariff shall at any time become detariffed or deregulated, Bell Atlantic may transfer the provisions of the tariff relative to such Bell Atlantic Services to a Bell Atlantic "Guide for Detariffed Services" or similar document, and such "Guide for Detariffed Services" or similar document, as amended by Bell Atlantic from time-to-time, shall become a part of this Agreement.

26.  RELATIONSHIP OF THE PARTIES
     ---------------------------

     26.1 The relationship between the Parties under this Agreement shall be that of independent contractors.

     26.2  Nothing contained in this Agreement shall:

          (a)  make either Party the Agent or employee of the other Party;

          (b) grant either Party the authority to enter into a contract on behalf of, or otherwise legally bind, the other Party in any way;

          (c) creat e a partnership, joint venture or other similar relationship between the parties; or

          (d) grant to Reseller a franchise, distributorship or similar interest.

     26.3 Each Party shall be solely responsible for selection, supervision, termination, and compensation, of its respective employees, Agents and contractors.

     26.4 Each Party shall be solely responsible for payment of any Social Security or other taxes which it is required by Applicable Law to pay in conjunction with its employees, Agents or contractors, and for collecting and remitting to applicable taxing authorities any taxes which it is required by Applicable Law to collect from its employees, Agents or contractors.

     26.5 The relationship of the Parties under this Agreement is a non-exclusive relationship. Bell Atlantic shall have the right to provide services to be provided by Bell Atlantic under this Agreement to persons other than Reseller. Reseller shall have the right to purchase services to be purchased by Reseller under this Agreement from persons other than Bell Atlantic.

27.  RESPONSIBILITY FOR CHARGES
     --------------------------

     27.1 Reseller shall be responsible for and pay all charges for any Bell Atlantic Service provided by Bell Atlantic to Reseller, whether the Bell Atlantic Service is ordered, activated or used by Reseller, a Reseller Customer, or another person.

     27.2 In addition to the charges for Bell Atlantic Services, Reseller agrees to pay, and to indemnify, defend and hold Bell Atlantic harmless from, any charges for Telecommunications Services, facilities, equipment, software, wiring, or other services or products, ordered, activated or used by Reseller, Reseller Customers or other persons, through, by means of, or in association with, Bell Atlantic Services provided by Bell Atlantic to Reseller, whether provided or billed for by Bell Atlantic or persons other than Bell Atlantic (including, but not limited to, charges billed to any line, telephone number or other Bell Atlantic Service provided by Bell Atlantic, or to any Reseller account with Bell Atlantic, and charges for intraLATA and interLATA toll calls, 1+ calls, 10XXX calls, 101XXXX calls, 900, 888, 800, 700, 555, 500 and N11 number calls, Audiotex Service, Dial-It, 976, 915 and 556 calls, "pay-per-call" services, Operator Services calls, Directory Assistance calls, and calling card, collect, and bill-to-third-number calls).

     27.3 Without in any way limiting Reseller's obligations under Section 27.1 and Section 27.2, Reseller shall pay, or collect and remit to Bell Atlantic, without discount, all Subscriber Line Charges, Federal Line Cost Charges, end user common line charges, and carrier selection and change charges, associated with Bell Atlantic Services provided by Bell

     Atlantic to Reseller.

     27.4 Upon request by Reseller, Bell Atlantic will provide for use on resold Bell Atlantic Retail Telecommunications Service dial tone lines purchased by Reseller such Bell Atlantic Retail Telecommunications Service call blocking services as Bell Atlantic provides to Bell Atlantic's own end user retail customers, where and to the extent Bell Atlantic provides such Bell Atlantic Retail Telecommunications Service call blocking services to Bell Atlantic's own end user retail customers.

28.  SECTION HEADINGS
     ----------------

     The section headings in the Principal Document are for convenience only and are not intended to affect the meaning or interpretation of the Principal Document.

29.  SERVICES NOT COVERED BY THIS AGREEMENT
     --------------------------------------

     29.1 This Agreement applies only to Bell Atlantic Services (as the term "Bell Atlantic Service" is defined in Section 1.1.6) provided, or to be provided, by Bell Atlantic to Reseller, as specified in Section 3. Any Telecommunications Services, facilities, equipment, software, wiring, or other services or products (including, but not limited to, Telecommunications Services, facilities, equipment, software, wiring, or other services or products, interconnected or used with Bell Atlantic Services provided, or to be provided, by Bell Atlantic to Reseller) provided, or to be provided, by Bell Atlantic to Reseller, which are not subscribed to by Reseller under this Agreement, must be subscribed to by Reseller separately, pursuant to other written agreements (including, but not limited to, applicable Bell Atlantic Tariffs). Reseller shall use and pay for any Telecommunications Services, facilities, equipment, software, wiring, or other services or products, provided, or to be provided, by Bell Atlantic to Reseller, which are not subscribed to by Reseller under this Agreement, in accordance with such other written agreements (including, but not limited to, applicable Bell Atlantic Tariffs).

     29.2 Without in any way limiting Section 29.1 and without attempting to list all Bell Atlantic products and services that are not subject to this Agreement, the Parties agree that this Agreement does not apply to the purchase by Reseller of the following Bell Atlantic services and products: except as expressly stated in the Principal Document, exchange access services as defined in Section 3(16) of the Act, 47 U.S.C. (S) 153(16) (including, but not limited to, primary interLATA toll carrier and primary intraLATA toll carrier choice or change); Bell Atlantic Answer Call, Bell Atlantic Answer Call Plus, Bell Atlantic Home Voice Mail, Bell Atlantic Home Voice Mail Plus, Bell Atlantic Voice Mail, Bell Atlantic Basic Mailbox, Bell Atlantic OptiMail Service, and other voice mail, fax mail, voice messaging, and fax messaging, services; Bell Atlantic Optional Wire Maintenance Plan; Bell Atlantic Guardian Enhanced Maintenance Service; Bell Atlantic Sentry I Enhanced Maintenance Service; Bell Atlantic Sentry II Enhanced Maintenance Service; Bell Atlantic Sentry III Enhanced Maintenance Service; Bell Atlantic Call 54 Service; Bell Atlantic Public Telephone Service; customer premises equipment; Bell Atlantic telephone directory listings offered under agreements or arrangements other than Bell Atlantic Tariffs filed with the Commission; and, Bell Atlantic telephone directory advertisements.

     29.3 Without in any way limiting Section 29.1, the Parties also agree that this Agreement does not apply to the installation, inspection, maintenance, repair, removal, or use of any facilities, equipment, software, or wiring, located on Reseller's side of the Network Rate Demarcation Point applicable to Reseller and does not grant to Reseller or Reseller Customers a right to installation, inspection, maintenance, repair, or removal, by Bell Atlantic, or use, by Reseller or Reseller Customers, of any such facilities, equipment, software, or wiring.

     29.4 Without in any way limiting Section 30.1, the Parties agree that this Agreement does not apply to the purchase by Reseller of Bell Atlantic Audiotex Services, including, but not limited to, Dial-It, 976, 915 and 556 services. Reseller shall block, and Bell Atlantic shall have the right (but not the obligation) to block, calls made to Audiotex Service numbers (including, but not limited to, Dial-It numbers and 976, 915 and 556 numbers) through Bell Atlantic Services purchased by Reseller under this Agreement until Reseller enters into a separate written agreement with Bell Atlantic for the billing and collection of charges for such calls.

     29.5 Nothing contained within this Agreement shall obligate Bell Atlantic to provide any service or product which is not a Bell Atlantic Service (including, but not limited to, the services listed in Sections 29.2, 29.3 and 29.4, above) to Reseller.

     29.6 Nothing contained within this Agreement shall obligate Bell Atlantic to provide a Bell Atlantic Service or any other service or product to a Reseller Customer. Without in any way limiting the foregoing, except as otherwise required by Applicable Law, Bell Atlantic reserves the right to terminate provision of services and products (including, but not limited to, Telecommunications Services and the services listed in Sections 29.2 and 29.3, above) to any person who ceases to purchase Bell Atlantic Retail Telecommunications Service dial tone line service from Bell Atlantic.

     29.7 Nothing contained in this Section 29 shall in any way exclude or limit Reseller's obligations and liabilities under Section 27, including, but not limited to Reseller's obligations and liabilities to pay charges for services and products as required by Section 27.

30.  SERVICE QUALITY
     ---------------

     Bell Atlantic Retail Telecommunications Services provided by Bell Atlantic to Reseller under this Agreement shall comply with the quality requirements for such Bell Atlantic Retail Telecommunications Services specified by Applicable Law.

31.  SURVIVAL
     --------

     Any liabilities or obligations of a Party for acts or omissions of the Party prior to the termination, cancellation or expiration of this Agreement, any liabilities or obligations of a Party under any provision of this Agreement regarding indemnification, Customer Information, Bell Atlantic OSS Information, confidential information, or limitation or exclusion of liability, and any liabilities or obligations of a Party under any provision of this Agreement which by its terms is contemplated to survive (or be performed after) termination, cancellation or expiration of this Agreement, shall survive termination, cancellation or expiration of this Agreement.

32.  TAXES
     -----

     32.1 With respect to any purchase of Bell Atlantic Services under this Agreement, if any Federal, state or local government tax, fee, duty, surcharge (including, but not limited to any 911, telecommunications relay service, or universal service fund, surcharge), or other tax-like charge (a "Tax") is required or permitted by Applicable Law to be collected from Reseller by Bell Atlantic, then (a) to the extent required by Applicable Law, Bell Atlantic shall bill Reseller for such Tax, (b) Reseller shall timely remit such Tax to Bell Atlantic (including both Taxes billed by Bell Atlantic and Taxes Reseller is required by Applicable Law to remit without billing by Bell Atlantic), and (c) Bell Atlantic shall remit such collected Tax to the applicable taxing authority.

     32.2 With respect to any purchase of Bell Atlantic Services under this Agreement, if any Tax is imposed by Applicable Law on the receipts of Bell Atlantic, which Applicable Law permits Bell Atlantic to exclude certain receipts received from sales of Bell Atlantic Services for resale by Reseller, such exclusion being based on the fact that Reseller is also subject to a Tax based upon receipts ("Receipts Tax"), then Reseller (a) shall provide Bell Atlantic with notice in writing in accordance with
     Section 32.7 of its intent to pay the Receipts Tax, and (b) shall timely pay the Receipts Tax to the applicable taxing authority.

     32.3 With respect to any purchase of Bell Atlantic Services under this Agreement, that are resold by Reseller to a Reseller Customer, if any Tax is imposed by Applicable Law on the Reseller Customer in connection with the Reseller Customer's purchase of the resold Bell Atlantic Services which Reseller is required to impose and/or collect from the Reseller Customer, then Reseller (a) shall impose and/or collect such Tax from the Reseller Customer, and (b) shall timely remit such Tax to the applicable taxing authority.

     32.4.1 If Bell Atlantic has not received an exemption certificate from Reseller and fails to bill Reseller for any Tax as required by Section 32.1, then, as between Bell Atlantic and Reseller, (a) Reseller shall remain liable for such unbilled Tax, and (b) Bell Atlantic shall be liable for any interest and/or penalty assessed on the unbilled Tax by the applicable taxing authority.

     32.4.2  If Reseller fails to remit any Tax to Bell Atlantic as required by
     Section 32.1, then, as between Bell Atlantic and Reseller, Reseller shall be liable for such uncollected Tax and any interest and/or penalty assessed on the uncollected Tax by the applicable taxing authority.

     32.4.3 If Bell Atlantic does not collect a Tax because Reseller has provided Bell Atlantic with an exemption certificate which is later found to be inadequate by the applicable taxing authority, then, as between Bell Atlantic and Reseller, Reseller shall be liable for such uncollected Tax and any interest and/or penalty assessed on the uncollected Tax by the applicable taxing authority.

     32.4.4 Except as provided in Section 32.4.5, if Reseller fails to pay the Receipts Tax as required by Section 32.2, then, as between Bell Atlantic and Reseller, (a) Bell Atlantic shall be liable for any Tax imposed on Bell Atlantic's receipts, (b) Reseller shall be liable for any interest and/or penalty imposed on Bell Atlantic with respect to the Tax on Bell Atlantic's receipts, and (c) Reseller shall be liable for any Tax imposed on Reseller's receipts and any interest and/or penalty assessed by the applicable taxing authority on Reseller with respect to the Tax on Reseller's receipts.

     32.4.5 If any discount or portion of a discount in price provided to Reseller under this Agreement (including, but not limited to, a discount provided for in Exhibit II, Section 1) represents Tax savings to Bell Atlantic which it was anticipated Bell Atlantic would receive, because it was anticipated that receipts from sales of Bell Atlantic Services, that would otherwise be subject to a Tax on such receipts, could be excluded from such Tax under Applicable Law because the Bell Atlantic Services would be sold to Reseller for resale, and Bell Atlantic is, in fact, required by Applicable Law to pay such Tax on receipts from sales of Bell Atlantic Services to Reseller, then, as between Bell Atlantic and Reseller, (a) Reseller shall be liable for any such Tax, and (b) Reseller shall be liable for any interest and/or penalty assessed by the applicable taxing authority on either Reseller or Bell Atlantic with respect to the Tax on Bell Atlantic's receipts.

     32.4.6 If Reseller fails to impose and/or collect any Tax from Reseller Customers as required by Section 32.3, then, as between Bell Atlantic and Reseller, Reseller shall remain liable for such uncollected Tax and any interest and/or penalty assessed on such uncollected Tax by the applicable taxing authority.

     32.4.7 With respect to any Tax that Reseller has agreed to pay, is responsible for because Reseller received a discount in price on Bell Atlantic Services attributable to anticipated Tax savings by Bell Atlantic, or is required to impose on and/or collect from Reseller Customers, Reseller agrees to indemnify and hold Bell Atlantic harmless on an after-tax basis for any costs incurred by Bell Atlantic as a result of actions taken by the applicable taxing authority to recover the Tax from Bell Atlantic due to failure of Reseller to timely remit the Tax to Bell Atlantic, or timely pay, or collect and timely remit, the Tax to the taxing authority.

     32.5 If either Party is audited by a taxing authority, the other Party agrees to reasonably cooperate with the Party being audited in order to respond to any audit inquiries in a proper and timely manner so that the audit and/or any resulting controversy may be resolved expeditiously.

     32.6.1 If Applicable Law clearly exempts a purchase of Bell Atlantic Services under this Agreement from a Tax, and if such Applicable Law also provides an exemption procedure, such as an exemption certificate requirement, then, if Reseller complies with such procedure, Bell Atlantic shall not collect such Tax during the effective period of the exemption. Such exemption shall be effective upon receipt of the exemption certificate or affidavit in accordance with Section 32.7.

     32.6.2 If Applicable Law clearly exempts a purchase of Bell Atlantic Services under this Agreement from a Tax, but does not also provide an exemption procedure, then Bell Atlantic shall not collect such Tax if Reseller (a) furnishes Bell Atlantic with a letter signed by an officer of Reseller requesting an exemption and citing the provision in the Applicable Law which clearly allows such exemption, and (b) supplies Bell Atlantic with an indemnification agreement, reasonably acceptable to Bell Atlantic, which holds Bell Atlantic harmless on an after-tax basis with respect to forbearing to collect such Tax.

     32.7 All notices, affidavits, exemption certificates or other communications required or permitted to be given by either Party to the other under this Section 32, shall be made in writing and shall be sent by certified or registered mail, return receipt requested, or by a reputable private delivery service which provides a record of delivery, to the addressee stated in Section 23 at the address stated in Section 23 and to the following:


                 To Bell Atlantic:   Tax Administration
                                     Bell Atlantic Network Services, Inc.
                                     1717 Arch Street, 30th Floor
                                     Philadelphia, PA  19103


                 To Reseller:        OnePoint Communications, L.L.C.
                                     2201 Waukegan Road
                                     Suite E-200
                                     Bannockburn, Illinois 60015

     Either Party may from time-to-time designate another address or addressee by giving notice in accordance with the terms of this Section 32.7.

     Any notice or other communication shall be deemed to be given when received.

33.  WARRANTIES
     ----------

     EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, BELL ATLANTIC MAKES NO WARRANTIES WITH RESPECT TO BELL ATLANTIC SERVICES, WHETHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, IN FACT OR IN LAW.

     THE WARRANTIES SET FORTH IN THIS AGREEMENT ARE BELL ATLANTIC'S EXCLUSIVE WARRANTIES WITH RESPECT TO BELL ATLANTIC SERVICES AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, IN FACT OR IN LAW. BELL ATLANTIC DISCLAIMS ANY AND ALL OTHER WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR
                 ----------------------------------------------------------
     PURPOSE, WARRANTIES AGAINST INFRINGEMENT, AND WARRANTIES ARISING BY TRADE
     -------
     CUSTOM, TRADE USAGE, COURSE OF DEALING, OR OTHERWISE.

34.  AUTHORIZATION
     -------------

     34.1 Bell Atlantic is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia and has full power and authority to execute and deliver this Agreement and to perform the obligations hereunder on behalf of Bell Atlantic.

     34.2 VIC-RMTS-DC, L.L.C., a State of Delaware limited liability company, d/b/a OnePoint Communications, an affiliate of and trade name licenseee of OnePoint Comunications, L.L.C., a company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, as the case may be.

     IN WITNESS WHEREOF, intending to be legally bound, Reseller and Bell Atlantic have caused this Agreement to be executed by their respective authorized representatives.


VIC-RMTS-DC, L.L.C.
  d/b/a OnePoint Comunications

BY:  _________________________________
     Signature

     _________________________________
     Name (Printed)

ITS: _________________________________
     Title


BELL ATLANTIC -VIRGINIA, INC.

BY:  _________________________________
     Signature

     _________________________________
     Name (Printed)

ITS: _________________________________
     Title

                                   EXHIBIT I

                         BELL ATLANTIC OTHER SERVICES
                         ----------------------------


1.   BELL ATLANTIC OSS SERVICES
     --------------------------

     1.1  Definitions
          -----------

     As used in the Principal Document, the terms listed below shall have the meanings stated below:

     1.1.1 "Bell Atlantic Operations Support Systems" means Bell Atlantic systems for pre-ordering, ordering, provisioning, maintenance and repair, and billing.

     1.1.2 "Bell Atlantic OSS Services" means access to Bell Atlantic Operations Support Systems functions. The term "Bell Atlantic OSS Services" includes, but is not limited to: (a) Bell Atlantic's provision of Usage Information to Reseller pursuant to Exhibit I, Section 1.3, below; and, (b) "Bell Atlantic OSS Information", as defined in Exhibit I, Section 1.1.4, below.

     1.1.3 "Bell Atlantic OSS Facilities" means any gateways, interfaces, databases or other facilities, used by Bell Atlantic to provide Bell Atlantic OSS Services to Reseller.

     1.1.4 "Bell Atlantic OSS Information" means any information accessed by, or disclosed or provided to, Reseller through or as a part of Bell Atlantic OSS Services. The term "Bell Atlantic OSS Information" includes, but is not limited to: (a) any Customer Information related to a present or former customer of Bell Atlantic accessed by, or disclosed or provided to, Reseller through or as a part of Bell Atlantic OSS Services; and, (b) any Usage Information (as defined in Exhibit I, Section 1.1.5, below) accessed by, or disclosed or provided to, Reseller.

     1.1.5 "Usage Information" means the usage information and other billing information for a Bell Atlantic Retail Telecommunications Service purchased by Reseller under this Agreement that Bell Atlantic would record if Bell Atlantic was furnishing such Bell Atlantic Retail Telecommunications Service to a Bell Atlantic end-user retail customer.

     1.1.6  "Reseller OSS Information" means the following Bell Atlantic OSS
     Information: (a) Usage Information provided to Reseller pursuant to Exhibit I, Section 1.3, below; (b) CPNI of Reseller; and, (c) CPNI of a customer of Reseller or Bell Atlantic, to the extent the customer, in the manner required by Applicable Law, has consented to Reseller's access to, or use or disclosure of, such CPNI.

     1.2  Bell Atlantic OSS Services
          --------------------------

     1.2.1 Upon request by Reseller, Bell Atlantic shall provide to Reseller Bell Atlantic OSS Services.

     1.2.2 Bell Atlantic Operations Support Systems, Bell Atlantic Operations Support Systems functions, gateways and interfaces for accessing Bell Atlantic Operations Support Systems functions, Bell Atlantic OSS Information, and the Bell Atlantic OSS Services that will be offered by Bell Atlantic, subject to the requirements of Applicable Law, shall be as determined by Bell Atlantic. Except as otherwise agreed in writing by the Parties, to the extent required by Applicable Law, the Bell Atlantic OSS Services that will be offered by Bell Atlantic to Reseller shall be the same as the Bell Atlantic OSS Services Bell Atlantic offers, under agreements approved by the Commission pursuant to 47 U.S.C. (S) 252, to other Telecommunications Carriers that are engaged in the resale of Bell Atlantic Retail Telecommunications Services pursuant to 47 U.S.C. (S) 251(c)(4). Subject to the requirements of Applicable Law, Bell Atlantic shall have the right to change Bell Atlantic Operations Support Systems, Bell Atlantic Operations Support Systems functions, the gateways and interfaces for accessing Bell Atlantic Operations Support Systems functions, Bell Atlantic OSS Information, and the Bell Atlantic OSS Services, from time-to-time, without the consent of Reseller.

     1.3  Usage Information
          -----------------

     1.3.1 Upon request by Reseller, Bell Atlantic shall provide Usage Information to Reseller.

     1.3.2 Bell Atlantic Usage Information will be available to Reseller through the following:

            (a) Daily Usage File on Data Tape.

            (b) Daily Usage File through Network Data Mover ("NDM").

            (c) Daily Usage File through Centralized Message Distribution System ("CMDS").

     1.3.3.1 Bell Atlantic Usage Information will be provided in a BeL.L.C.ore Exchange Message Records ("EMR") format.

     1.3.3.2 Daily Usage File Data Tapes will be issued each day, Monday through Friday, except holidays observed by Bell Atlantic.

     1.3.4 Except as stated in this Exhibit I, Section 1.3 or agreed in writing by the Parties, the manner in which, and the frequency with which, Bell Atlantic Usage Information will be provided to Reseller shall be determined by Bell Atlantic.

     1.4    Prices
            ------

     The prices for Bell Atlantic OSS Services shall be as stated in Exhibit II,
     Section 2.

     1.5    Access to and Use of Bell Atlantic OSS Facilities
            -------------------------------------------------

     1.5.1 Bell Atlantic OSS Facilities may be accessed and used by Reseller only to: (a) purchase and provide Bell Atlantic Retail Telecommunications Services pursuant to this Agreement; and (b) obtain Reseller OSS Information.

     1.5.2 Reseller shall restrict access to and use of Bell Atlantic OSS Facilities to Reseller. This Agreement does not grant to Reseller any right or license to grant sublicenses or permission to other persons (except Reseller's employees, Agents and contractors in accordance with Exhibit I,
     Section 1.5.5) to access or use Bell Atlantic OSS Facilities.

     1.5.3 Reseller shall comply with all practices and procedures established by Bell Atlantic for access to and use of Bell Atlantic OSS Facilities (including, but not limited to, Bell Atlantic practices and procedures with regard to security and use of access and user identification codes).

     1.5.4 All practices and procedures for access to and use of Bell Atlantic OSS Facilities, and all access and user identification codes for Bell Atlantic OSS Facilities: (a) shall remain the property of Bell Atlantic;
     (b) shall be used by Reseller only in connection with Reseller's use of Bell Atlantic OSS Facilities permitted by this Agreement; (c) shall be held in confidence by Reseller and not disclosed by Reseller to any other person (except Reseller's employees, Agents and contractors, in accordance with Exhibit I, Section 1.5.5); and, (d) shall be destroyed or returned by Reseller to Bell Atlantic upon the earlier of request by Bell Atlantic or the expiration or termination of this Agreement.

     1.5.5 Reseller's employees, Agents and contractors may access and use Bell Atlantic OSS Facilities only to the extent necessary for Reseller's use of the Bell Atlantic OSS Facilities permitted by this Agreement. Reseller may disclose practices and procedures for access to and use of Bell Atlantic OSS Facilities, and access and user identification codes for Bell Atlantic OSS Facilities, to Reseller's employees, Agents and contractors, and Reseller's employees, Agents and contractors may receive and use such practices, procedures and codes, only to the extent necessary for Reseller's use of Bell Atlantic OSS Facilities permitted by this Agreement. Reseller's employees, Agents and contractors shall hold the practices, procedures and codes in confidence and shall not disclose the practices, procedures and codes to any other person (provided, that an employee, Agent or contractor of Reseller, may disclose the practices, procedures and codes to other employees, Agents or contractors of Reseller, to the extent necessary for Reseller's use of the Bell Atlantic OSS Facilities permitted by this Agreement).

     1.6    Bell Atlantic OSS Information
            -----------------------------

     1.6.1 Subject to the provisions of this Agreement, Bell Atlantic grants to Reseller a non-exclusive license to use OSS Information.

     1.6.2 All OSS Information shall at all times remain the property of Bell Atlantic. Except as expressly stated in this Agreement, Reseller shall acquire no rights in or to any OSS Information.

     1.6.3 Reseller and Reseller's employees, Agents and contractors, shall not access, use or disclose OSS Information if such access, use or disclosure is prohibited by Applicable Law.

     1.6.4.1 The provisions of this Exhibit I, Section 1.6.4 apply to all OSS Information, except Reseller's OSS Information.

     1.6.4.2 Reseller may access and use Bell Atlantic OSS Information only to purchase and provide Bell Atlantic Retail Telecommunications Services pursuant to this Agreement. If Bell Atlantic OSS Information is Customer Information related to a customer of a Party, Reseller may access and use the Bell Atlantic OSS Information only to purchase Bell Atlantic Retail Telecommunications Services for and provide Bell Atlantic Retail Telecommunications Services to, the customer to whom that Customer Information is related, pursuant to this Agreement.

     1.6.4.3 Reseller shall hold Bell Atlantic OSS Information in confidence and shall not disclose Bell Atlantic OSS Information to any other person (except Reseller's employees, Agents and contractors, in accordance with Exhibit I, Section 1.6.4.7).

     1.6.4.4 Except as expressly stated in this Agreement, this Agreement does not grant to Reseller any right or license to grant sublicenses or permission to other persons to access, use or disclose Bell Atlantic OSS Information.

     1.6.4.5 Reseller's license to use Bell Atlantic OSS Information shall expire upon the earliest of: (a) the time when the Bell Atlantic OSS Information is no longer needed by Reseller to provide Bell Atlantic Retail Telecommunications Services; (b) termination of the license in accordance with this Agreement; or (c) expiration or termination of this Agreement.

     1.6.4.6 All Bell Atlantic OSS Information received by Reseller shall be destroyed or returned by Reseller to Bell Atlantic, upon expiration, suspension or termination of the license to use such Bell Atlantic OSS Information.

     1.6.4.7 Reseller may disclose Bell Atlantic OSS Information to Reseller's employees, Agents and contractors, and Reseller's employees, Agents and contractors may access, receive and use Bell Atlantic OSS Information, only to the extent necessary for Reseller's access to and use of Bell Atlantic OSS Information permitted by this Agreement. Reseller's employees, Agents and contractors shall hold Bell Atlantic OSS Information in confidence and shall not disclose Bell Atlantic OSS Information to any other person (except other employees, Agents or contractors of Reseller, to the extent necessary for Reseller's use of the Bell Atlantic OSS Information permitted by this Agreement).

     1.6.5 Unless sooner terminated or suspended in accordance with this Agreement (including, but not limited to, Section 17.1 and Exhibit I,
     Section 1.7.2), Reseller's access to Bell Atlantic OSS Information through Bell Atlantic OSS Services shall terminate upon the expiration or termination of this Agreement.

     1.6.6.1 Without in any way limiting Section 15.5.2, Bell Atlantic shall have the right to audit Reseller to ascertain whether Reseller is complying with the requirements of Applicable Law and this Agreement, with regard to Reseller's access to, and use and disclosure of, Bell Atlantic OSS Information.

     1.6.6.2 Without in any way limiting Section 15.5.2, Section 15.5.3, or
     Exhibit I, Section 1.6.6.1, to the extent permitted by Applicable Law, Bell Atlantic shall have the right to monitor Reseller's access to and use of Bell Atlantic OSS Information which is made available by Bell Atlantic to Reseller pursuant to this Agreement, to ascertain whether Reseller is complying with the requirements of Applicable Law and this Agreement, with regard to Reseller's access to, and use and disclosure of, such Bell Atlantic OSS Information. The foregoing right shall include, but not be limited to, to the extent permitted by Applicable Law, the right to electronically monitor Reseller's access to and use of Bell Atlantic OSS Information which is made available by Bell Atlantic to Reseller through electronic interfaces or gateways.

     1.6.7 Reseller acknowledges that the Bell Atlantic OSS Information, by its nature, is updated and corrected on a continuous basis by Bell Atlantic, and therefore that Bell Atlantic OSS Information is subject to change from time to time.

     1.7     Liabilities and Remedies
             ------------------------

     1.7.1 Reseller shall be liable for any breach of Exhibit I, Section 1.5 or Exhibit I, Section 1.6 by an employee, Agent or contractor of Reseller.

     1.7.2 Any breach by Reseller, or Reseller's employees, Agents or contractors, of the provisions of Exhibit I, Section 1.5 or Exhibit I,
     Section 1.6, shall be deemed a material breach of a material provision of this Agreement by Reseller under Section 17.1 of this Agreement. In addition, if Reseller or an employee, Agent or contractor of Reseller at any time breaches a provision of Exhibit I, Section 1.5 or Exhibit I,
     Section 1.6, and such breach continues for more than ten (10) days after written notice thereof from Bell Atlantic, then, except as otherwise required by Applicable Law, Bell Atlantic shall have the right, upon notice to Reseller, to suspend the license to use Bell Atlantic OSS Information granted by Exhibit I, Section 1.6.1, and/or the provision of Bell Atlantic OSS Services, in whole or in part.

     1.7.3 Reseller agrees that Bell Atlantic would be irreparably injured by a breach of Exhibit I, Section 1.5 or Exhibit I, Section 1.6 by Reseller or the employees, Agents or contractors of Reseller, and that Bell Atlantic shall be entitled to seek equitable relief, including injunctive relief and specific performance, in the event of any breach of Exhibit I, Section

     1.5 or Exhibit I, Section 1.6 by Reseller or the employees, Agents or contractors of Reseller. Such remedies shall not be deemed to be the exclusive remedies for a breach of Exhibit I, Section 1.5 or Exhibit I,
     Section 1.6, but shall be in addition to any other remedies available under this Agreement or at law or equity.

     1.8    Relation to Applicable Law
            --------------------------

     The provisions of Exhibit I, Sections 1.5, 1.6 and 1.7 shall be in addition to and not in derogation of any provisions of Applicable Law, including, but not limited to, 47 U.S.C. (S) 222, and are not intended to constitute a waiver by Bell Atlantic of any right with regard to protection of the confidentiality of the information of Bell Atlantic or Bell Atlantic's customers provided by Applicable Law.

     1.9    Cooperation
            -----------

     Reseller, at Reseller's expense, shall reasonably cooperate with Bell Atlantic in using Bell Atlantic OSS Services. Such cooperation shall include, but not be limited to, the following:

     1.9.1 Upon request by Bell Atlantic, Reseller shall by no later than the fifteenth (15th) day of each calendar month submit to Bell Atlantic reasonable, good faith estimates (by central office or other Bell Atlantic office or geographic area designated by Bell Atlantic) of the volume of each Bell Atlantic Retail Telecommunications Service for which Reseller anticipates submitting Orders in each week of the next calendar month.

     1.9.2 Upon request by Bell Atlantic, Reseller shall submit to Bell Atlantic reasonable, good faith estimates of other types of transactions or use of Bell Atlantic OSS Services that Reseller anticipates.

     1.9.3 Reseller shall reasonably cooperate with Bell Atlantic in submitting Orders for Bell Atlantic Retail Telecommunications Services and otherwise using the Bell Atlantic OSS Services, in order to avoid exceeding the capacity or capabilities of such Bell Atlantic OSS Services.

     1.9.4 Reseller shall participate in cooperative testing of Bell Atlantic OSS Services and shall provide assistance to Bell Atlantic in identifying and correcting mistakes, omissions, interruptions, delays, errors, defects, faults, failures, or other deficiencies, in Bell Atlantic OSS Services.

     1.10   Reseller Operations Support Systems
            -----------------------------------

     Upon request by Bell Atlantic, Reseller shall negotiate in good faith and enter into a contract with Bell Atlantic, pursuant to which Bell Atlantic may obtain access to Reseller's operations support systems (including, systems for pre-ordering, ordering, provisioning, maintenance and repair, and billing) and information contained in such systems, to permit Bell Atlantic to obtain Reseller Customer CPNI (as authorized by the applicable Reseller Customer), to permit customers to transfer service from one Telecommunications Carrier to another, and for such other purposes as may be permitted by Applicable Law.

2.   BELL ATLANTIC PRE-OSS SERVICES
     ------------------------------

     2.1 As used in the Principal Document, "Bell Atlantic Pre-OSS Service" means a service which allows the performance of an activity which is comparable to an activity to be performed through a Bell Atlantic OSS Service and which Bell Atlantic offers to provide to Reseller prior to, or in lieu of, Bell Atlantic's provision of the Bell Atlantic OSS Service to Reseller. "Bell Atlantic Pre-OSS Services" include, but are not limited to, the activity of placing Orders for Bell Atlantic Retail Telecommunications Services through a telephone facsimile ("Fax") communication.

     2.2 The Bell Atlantic Pre-OSS Services that will be offered by Bell Atlantic, shall be as determined by Bell Atlantic. Subject to the requirements of Applicable Law, Bell Atlantic shall have the right to change Bell Atlantic Pre-OSS Services, from time-to-time, without the consent of Reseller.

     2.3 Subject to the requirements of Applicable Law, the prices for Bell Atlantic Pre-OSS Services shall be as determined by Bell Atlantic and shall be subject to change by Bell Atlantic from time-to-time.

     2.4 The provisions of Exhibit I, Sections 1.5 through 1.9 shall also apply to Bell Atlantic Pre-OSS Services. For the purposes of this Exhibit I,
     Section 2.4: (a) references in Exhibit I, Sections 1.5 through 1.9 to Bell Atlantic OSS Services shall be deemed to include Bell Atlantic Pre-OSS Services; and, (b) references in Exhibit I, Sections 1.5 through 1.9 to Bell Atlantic OSS Information shall be deemed to include information made available to Reseller through Bell Atlantic Pre-OSS Services.

3.   E911/911 SERVICES
     -----------------

     3.1 Where and to the extent that Bell Atlantic provides E911/911 call routing to a Public Safety Answering Point ("PSAP") to Bell Atlantic's own end user retail customers, Bell Atlantic will provide to Reseller, for resold Bell Atlantic Retail Telecommunications Service dial tone lines, E911/911 call routing to the appropriate PSAP. Bell Atlantic will provide Reseller Customer information for resold Bell Atlantic Retail Telecommunications Service dial tone lines to the PSAP as that information is provided to Bell Atlantic by Reseller where and to the same extent that Bell Atlantic provides Bell Atlantic end user retail customer information to the PSAP. Bell Atlantic will update and maintain, on the same schedule that Bell Atlantic uses with Bell Atlantic's own end user retail customers, the Reseller Customer information in Bell Atlantic's E911/911 databases.

     3.2 Reseller shall provide to Bell Atlantic the name, telephone number and address, of all Reseller Customers, and such other information as may be requested by Bell Atlantic, for inclusion in E911/911 databases. Any change in Reseller Customer name, address or telephone number information (including addition or deletion of a Reseller Customer, or a change in Reseller Customer name, telephone number or address), or in other E911/911 information supplied by Reseller to Bell Atlantic, shall be reported to Bell Atlantic by Reseller within one (1) day after the change.

4.   Routing to Directory Assistance and Operator Services
     -----------------------------------------------------

     4.1 Upon request by Reseller, to the extent technically feasible, Bell Atlantic will provide to Reseller the capability of rerouting to Reseller's platforms directory assistance traffic (411 and 555-1212 calls) from Reseller Customers served by resold Bell Atlantic Retail Telecommunications Service dial tone line service and operator services traffic (O+ and 0-intraLATA calls) from Reseller Customers served by resold Bell Atlantic Retail Telecommunications Service dial tone line service.

     4.2  A request for the rerouting service described in Exhibit I, Section
     4.1 must be made by Reseller (a) on a switch-by-switch basis, and (b) at least ninety (90) days in advance of the date that the rerouting capability is to be made available in an applicable Bell Atlantic switch.

     4.3  The prices for the rerouting service described in Exhibit I, Section
     4.1 shall be as stated in Exhibit II, Section 2.

5.   LIDB/BVS
     --------

     5.1 Upon request by Reseller, Bell Atlantic will maintain information (including calling card numbers and collect and bill to third party billing restriction notation) for Reseller Customers who subscribe to resold Bell Atlantic Retail Telecommunications Service dial tone line service, in Bell Atlantic's Line Information Database ("LIDB"), where and to the same extent that Bell Atlantic maintains information in Bell Atlantic's LIDB for Bell Atlantic's own end-user retail customers.

     5.2 If an end-user terminates Bell Atlantic Retail Telecommunications Service dial tone line service provided to the end-user by Bell Atlantic and, in place thereof, subscribes to Reseller for resold Bell Atlantic Retail Telecommunications Service dial tone line service, Bell Atlantic will remove from Bell Atlantic's LIDB any Bell Atlantic-assigned telephone line calling card number (including area code) ("TLN") and Personal Identification Number ("PIN") associated with the terminated Bell Atlantic Retail Telecommunications Service dial tone line service. The Bell Atlantic assigned TLN and PIN will be removed from Bell Atlantic's LIDB within twenty-four (24) hours after Bell Atlantic terminates the Bell Atlantic Retail Telecommunications Service dial tone line service with which the number was associated. Reseller may issue a new telephone calling card to such end-user, utilizing the same TLN, and the same or a different PIN. Upon request by Reseller, Bell Atlantic will enter such TLN and PIN in Bell Atlantic's LIDB for calling card validation purposes.

     5.3 Reseller information which is stored in Bell Atlantic's LIDB will be subject, to the same extent as Bell Atlantic information stored in Bell Atlantic's LIDB, to access and use by, and disclosure to, those persons (including, but not limited to, Bell Atlantic) to whom Bell Atlantic allows access to information which is stored in Bell Atlantic's LIDB. Reseller hereby grants to Bell Atlantic and the persons to whom Bell Atlantic allows access to information which is stored in Bell Atlantic's LIDB, a royalty free license for such access, use and disclosure.

     5.4 Reseller shall obtain contractual agreements with each of the persons authorized to have access to Bell Atlantic's LIDB, under which Reseller will bill Reseller Customers for calling card, third party, collect and other calls validated by such persons through Bell Atlantic's LIDB.

     5.5 Reseller warrants that the information provided by Reseller for inclusion in Bell Atlantic's LIDB will at all times be current, accurate and appropriate for use for billing validation services.

     5.6 Upon request by Reseller, Bell Atlantic will provide to Reseller Bell Atlantic Billing Validation Service, in accordance with Bell Atlantic's Tariffs, for use by Reseller in connection with Bell Atlantic Retail Telecommunications Services purchased and provided by Reseller pursuant to this Agreement.

     5.7 Reseller's use of information in Bell Atlantic's LIDB shall be subject to the provisions of Exhibit I, Sections 1.5 through 1.8 with regard to Bell Atlantic OSS Information. For the purposes of this Exhibit I, Section 5.7, references in Exhibit I, Sections 1.5 through 1.8 to Bell Atlantic OSS Information shall be deemed to be references to information in Bell Atlantic's LIDB.

     5.8 The prices for the services described in this Exhibit I, Section 5 shall be as stated in Exhibit II, Section 2.

                                  EXHIBIT II

                       PRICES FOR BELL ATLANTIC SERVICES
                       ---------------------------------


1.   BELL ATLANTIC RETAIL TELECOMMUNICATIONS SERVICES
     ------------------------------------------------

     1.1   Prices
           ------

     The prices for Bell Atlantic Retail Telecommunications Services shall be the Retail Prices stated in Bell Atlantic's Tariffs for such Bell Atlantic Retail Telecommunications Services, less: (a) the applicable discount stated in Bell Atlantic's Tariffs for Bell Atlantic Retail Telecommunications Services purchased for resale pursuant to 47 U.S.C. (S) 251(c)(4); or, (b) in the absence of an applicable Bell Atlantic Tariff discount for Bell Atlantic Retail Telecommunications Services purchased for resale pursuant to 47 U.S.C. (S) 251(c)(4), the applicable discount stated in Exhibit II, Attachment 1.

     1.2   Inapplicability of Discounts
           ----------------------------

     The discounts provided for in Exhibit II, Section 1.1, shall not be applied to:

           1.2.1 Retail Prices that are in effect for no more than ninety (90) days;

           1.2.2 Charges for services and products provided by Bell Atlantic that are not Bell Atlantic Retail Telecommunications Services, including, but not limited to, Bell Atlantic Other Services, and exchange access services as defined in Section 3(16) of the Act, 47 U.S.C. (S) 153(16);

           1.2.3 Subscriber Line Charges, Federal Line Cost Charges, end user common line charges, carrier selection and change charges, and Audiotex Service charges; and,

           1.2.4 Any service or charge which the Commission, the Federal Communications Commission, or other governmental entity of appropriate jurisdiction, determines is not subject to a wholesale rate discount under 47 U.S.C. (S) 251(c)(4).

     1.3   Discount Changes
           ----------------

     1.3.1 Bell Atlantic shall change the discounts provided for in Exhibit II,
     Section 1.1, above, from time-to-time, to the extent such change is required by Applicable Law, including, but not limited to, by regulation or order of the Commission, the Federal Communications Commission, or other governmental entity of appropriate jurisdiction.

     1.3.2 Bell Atlantic shall have the right to change the discounts provided for in Exhibit II, Section 1.1, above, from time-to-time, to the extent such change is required, approved or permitted by Applicable Law, including, but not limited to, by regulation or order of the

     Commission, the Federal Communications Commission, or other governmental entity of appropriate jurisdiction.

     1.4   Best Discount
           -------------

     Should Bell Atlantic at any time, in an agreement approved by the Commission pursuant to 47 U.S.C. (S) 252, offer discounts pursuant to 47 U.S.C. (S)(S) 251(c)(4) to another Telecommunications Carriers which are greater than the discounts then being offered to Reseller pursuant to
     Exhibit II, Section 1.1, above, Bell Atlantic, to the extent required by Applicable Law, shall offer such greater discounts to Reseller under this Agreement. Except as otherwise required by Applicable Law or agreed in writing by the Parties, the new, greater discounts: (a) shall become effective for each Reseller billing account at the commencement of the first billing cycle for such Reseller billing account following execution of an amendment to this Agreement specifying the new discounts; and, (b) shall apply on a prospective basis only and shall not apply to charges incurred by Reseller prior to the time the new discounts become effective under Part "(a)" of this sentence.

     1.5   Offers of Merchandise and Services which are not Bell Atlantic Retail
                                                                 ---------------
           Telecommunications Services
           ---------------------------

     Reseller shall not be eligible to participate in any Bell Atlantic plan or program under which Bell Atlantic end user retail customers may obtain products or merchandise, or services which are not Bell Atlantic Retail Telecommunications Services, in return for trying, agreeing to purchase, purchasing, or using, Bell Atlantic Retail Telecommunications Services.

2.   BELL ATLANTIC OTHER SERVICES
     ----------------------------

     2.1   Prices
           ------

     2.1.1 The prices for Bell Atlantic Other Services shall be as stated: (a) in Bell Atlantic's Tariffs; or, (b) in the absence of an applicable Bell Atlantic Tariff price, in Exhibit II, Attachment 1.

     2.1.2 If Bell Atlantic at any time offers a Bell Atlantic Other Service the prices for which are not stated in Bell Atlantic's Tariffs or Exhibit II, Attachment 1, Bell Atlantic shall have the right to revise Exhibit II, Attachment 1, to add the prices to Exhibit II, Attachment 1.

     2.2   Price Changes
           -------------

     2.2.1 Bell Atlantic shall change the prices for Bell Atlantic Other Services, from time-to-time, to the extent such change is required by Applicable Law, including, but not limited to, by regulation or order of the Commission, the Federal Communications Commission, or other governmental entity of appropriate jurisdiction.

     2.2.2 Bell Atlantic shall have the right to change the prices for Bell Atlantic Other Services, from time-to-time, to the extent such change is required, approved or permitted by Applicable Law, including, but not limited to, by regulation or order of the Commission, the Federal Communications Commission, or other governmental entity of appropriate jurisdiction.

     2.2.3 Except as otherwise required by Applicable Law, Bell Atlantic shall give Reseller thirty (30) days advance written notice of any increase in the prices stated in Exhibit II, Attachment 1 for Bell Atlantic Other Services.

                      MSO PROGRAMMING SERVICES AGREEMENT
                      ----------------------------------

     THIS AGREEMENT (the Agreement), made affective the 1st day of May, 1998, by
                                                        ---------------------
and between WORLD SATELLITE NETWORK INC. ("WSNet"), wish an office at 821 Marquate Avenue South, Suite 700, Minneapolis, MN 55402, and ONEPOINT
                                                             --------
COMMUNICATIONS, CORP. (the "MSO"), at 2201 Waukogen Road, Bannockburn IL 60015.
--------------------                  ----------------------------------------

SECTION 1: DEFINITIONS. For the purpose of this Agreement, the following terms
---------
are defined as follows:

1.1 "Programming Service" is the television content of the channels set forth on the Request(s) For Service(s) which is (are) transmitted from a domestic satellite and available for distribution pursuant to the terms of this Agreement.

1.2 "Premium Programming Service" is television content of HBO, Cinemax, Showtime, Movie Channel, ????, Sundance, Playboy and Encore Stars. WSNet may amend this definition at its sole discretion at any time during the term of this Agreement with twenty-four (24) hours notice.

1.3 "Programming Fees" are the per Subscriber dollar amounts set forth in the Request For Service charged by WSNet for the Programming Service.

1.4 "Property" is the physical location of the antennas, receivers, modulators, amplifiers and cable, for receiving and delivering the Programming Services, owned and operated by MSO and are identified by each Request For Service.

1.5 "Request For Service" is an order by MSO for certain Programming Service(s) for a Property. Each Request For Service shall be subject to WSNet's acceptance.

1.6 "Subscriber" is a recipient of all or a portion of the Programming Service from MSO.

SECTION 2: WSNet OBLIGATIONS.
---------
2.1 WSNet hereby grants to MSO, and MSO hereby accepts, the non-exclusive right to deliver the Programming Service to Subscribers subject to the terms herein.

2.2 WSNet agrees to provide MSO the Programming Service in accordance with the ?????? of this Agreement.

2.3 WSNet ??????? that it has the right to provide the Programming Service, to MSO for delivery to Subscribers as provided herein.

2.4 ??? WSNet ?????? its ability to provide any of the Programming Service, WSNet shall notify MSO within five (5) business days of receipt by WSNet of notification such Programming Services will be lost.

2.5 WSNet shall provide MSO an itemized invoice of Programming Fees for each Property on a monthly basis based on the information MSO provides WSNet pursuant to Section 5.2 below.

2.6 WSNet shall provide MSO notice of technical changes required for MSO to continue receiving Programming Service within 30 days after WSNet receives notice of such required technical changes.

2.7 WSNet will pay all fees and amounts that are required to be paid to the programming originators for Programming Service delivered to MSO'S Subscribers based on the Subscriber reports provided to WSNet by the MSO.

SECTION 3: TERM.
---------
3.1 Unless terminated earlier pursuant to the terms of this Agreement, this Agreement shall commence on the effective date hereof and continue in force for a period of ONE (1) YEAR, and shall automatically renew for additional
                     ------------
     periods of twelve (12) months thereafter. Either party may terminate this Agreement at the end of the initial or a renewal term by giving the other party written notice at least ninety (90) days but not more than one hundred-twenty (120) days prior to the expiration of such initial or renewal term, informing the other that the Agreement will not be renewed.

SECTION 4: DEPOSIT
---------
4.1 Upon execution of this Agreement by MSO, MSO shall pay WSNet a deposit of $ 0 that shall be credited against the Programming Fees due in the final
     ----
     month of this Agreement or will be forfeited in the event of default by MSO.

SECTION 5: PRICE AND PAYMENT
---------
5.1 Programming Fees may be increased from time to time by WSNet, at its option, as follows: (1) to ???? increases in fees charged to WSNet by the programming originators, and (ii) by a percentage figure equal to the cost of living adjustment as calculated by the U.S. Department of Labor, Consumer Price Index (CPI-U/all ???/all hems). whichever is greater. WSNet shall give MSO at least 30 days prior written notice of any increase in Programming Fees. MSO shall, within sixty (60) days of such notice from WSNet, have the option of requesting cancellation for the specific service for which the ?? increase applied by submitting a minimum of thirty (30) days written notification of cancellation to WSNet. MSO shall pay the increased Programming Fees for the period between the effective date of the increase and the effective date of the cancellation.

5.2 On or before the 15th day of each month, MSO shall notify WSNet of the Programming Services received by each Subscriber at each Property for the preceding month.

                                   pg 1 of 4

                                      WSN

5.3  MSO shall pay WSNet all Programming Fees due for each month within fifteen
     (15) days of the first day of such month based on the subscriber report provided WSNet for the previous month. Any amounts not paid when due will be subject to a late payment fee computed daily at a rate equal to 1.5% per month at the highest rate permissible by law, whichever is lower.

5.4 WSNet's failure, for any reason, to invoice MSO for any payment shall not relieve MSO of its obligation to make payment to WSNet in a timely manner consistent with the terms of this Section 5.

5.5 All Programming Fees shall be paid to WSNet whether or not MSO receives payment from its Subscribers.

5.6 MSO shall pay to WSNet applicable taxes (if any) on Programming Services as part of the monthly Programming Fees.

SECTION 6; MSO OBLIGATIONS
----------

6.1  During the term of this Agreement MSO shall exhibit the Programming
     Service ordered by MSO in its entirety when and exactly as transmitted without any additions, commercial or other insertions, alterations or deletions of any kind, ???? ????? and deliver the Programming Service only as specifically authorized by the programming originators and ?????, MSO shall deliver Programming Services only to Subscribers reported to WSNet. MSO shall not alter, ??????????, copy redistribute or transmit the Programming Service in any manner, except as permitted by the terms of this Agreement without WSNets prior written consent.

6.2 MSO shall take reasonable precautions to prevent any unauthorized copying, taping, connection to, or reception of Programming Service. MSO shall also take all reasonable precautions and other steps necessary to ensure that the Programming Service is distributed to and received only by Subscribers who pay the applicable Programming Fees and that no part of the Programming Service is received at any location where an admission fee, cover charge, minimum or like sum is charged, or which is a commercial, non-residential building or which is a public gathering area. WSNet shall give MSO notice of changes in distribution requirements within five (5) business days of WSNet's notification of such changes.

6.3 Subject to Programmer approval, MSO shall have the right to deliver Programming Services other than Premium Programming Services and Super??? to public viewing areas in residential multiple dwelling buildings. MSO shall report each such public viewing outlet as a Subscriber, subject to the requirements of the Programmers, for purposes of determining Programming Fees. MSO shall provide WSNet with written notification of each public viewing outlet prior to delivering Programming Services to such outlet. In no event will Premium Programming Services, previews of Premium Programming Services or Pay-Per-View Services ever be displayed in such public viewing areas.

6.4 MSO acknowledges that all programming decisions regarding the content of the Programming Service are at the sole discretion of the programming originators, including the substitution or withdrawal of any scheduled programs. MSO agrees to distribute the Programming Service in compliance with the existing or future requirements of the programming originators.

6.5 MSO agrees to maintain and when requested provide proof to WSNet of MSO's authorization to occupy the Property and proof of ownership to operate the equipment at the Property. Within thirty-six (36) hours of receiving a request from WSNet, MSO agrees to escort a WSNet representative to the Property for inspection purposes.

6.6 MSO agrees to install the necessary equipment, to the extent the cost of such equipment is not prohibitive, to receive the Programming Service at each Property and to operate and maintain this equipment in compliance with technical service standards and applicable law during the term of this Agreement.

6.7 MSO agrees to use its best effort to maximize the marketing and sale of the Programming Service and provide adequate personnel to respond to and service any and all requests and inquiries from Subscribers and potential Subscribers.

6.8 MSO shall take all steps necessary to charge and collect the appropriate fees from its Subscribers. If Programming known as a "Supers??????" (such as WTBS, WGN, etc.) is part of the Programming provided, MSO agrees to pay the current semi-annual copyright fee per Property to the U.S. Copyright Office and file such forms as are required (currently such required form is known as the "Statement of Account"). MSO is responsible for any music performance fees.

6.9 MSO agrees to keep accurate and complete record of billings, Subscribers and marketing data and to make this information available for inspection by WSNet at all reasonable times for three (3) years from the date the related subscriber report has been submitted to WSNet. MSO also agrees that WSNet may physically audit, at its own expense, the MSO's Property and records to determine the accuracy of MSO's notices delivered to WSNet pursuant to
     Section 5.2 and the computation of the Programming Fees. If WSNet discovers that the information MSO reported to it for computation of the Programming Fees caused an understatement of the Programming Fees due WSNet, the MSO will pay all unpaid Programming Fees discovered by such audit with interest at the rate applicable under Paragraph 5.3. If such understatement is five
     (5)% or more. MSO shall pay WSNet's or its representative's costs and expenses to audit MSO's records.

MSO AGREEMENT                   Pg 2 of 4

6.10 MSO shall indemnify, defend and hold WSNet harmless from and against any and all claims, liabilities, costs and expenses (collectively "Claims") including but not limited to Programming Service interruption claims, except for claims permitted under Section 6.2., to the extent the Claims are the result of a breach of the MSO's obligations under this Agreement.

6.11 MSO agrees that WSNet shall be the exclusive provider to each Property for the Programming Service which such Property receives from WSNet as outlined on each Request For Service. In the event MSO identifies selected Programming Services legitimately available from sources other than WSNEt at lower costs. WSNet shall have the ???? effect such selected Programming Services at the same cost within thirty (30) days and MSO shall purchase ???? selected Programming Services form WSNet. If WSNet does not offer the selected Programming Services to ???? the ??? ??? ??? the MSO may purchase those selected Programming Services apart from WSNet.

6.12 MSO agrees to meet any minimum Subscriber requirements according to the Programmer or WSnet specifications.

SECTION 7: DEFAULT BY MSO. The following events shall constitute a default and
---------
article WSNet to terminate its obligations to provide Programming Services hereunder and shall accelerate all payments which the MSO has agreed to make during the terms of this Agreement in addition to any other remedies provided in this Agreement and available in law or equity:

7.1 The non-payment by MSO for a period of five (5) days of any sum required to be paid by MSO.
7.2 Underreporting of Subscribers in any billing period and failure to cure such underreporting within (5) days of notice from WSNet.
7.3 The display of Premium Programming Services in public viewing areas and failure to terminate such display within five (5) days of notice from WSNet.
7.4 Other than a default described in paragraph 7.1 through 7.3 above, the failure of MSO to perform any term, covenant, or condition of this Agreement shall constitute a default and if such default is not cured within thirty (30) days after written notice thereof to MSO by WSNet, WSNet shall have the right, at its sole option, to terminate this Agreement.

SECTION 8. DEFAULT BY WSNet
---------
8.1 Failure of WSNet perform any term, covenant, or condition of this Agreement shall constitute a default and if such default is not cured within thirty (30) days after written notice thereof to WSNet by MSO. MSO shall have the right, at its sole option, to terminate this Agreement.
8.2 If Programming Service is disrupted for any reason through no fault of MSO. WSNet shall have seventy-two (72) hours after receiving notice from MSO of such disruption to restore Programming Service, during which time no adjustment shall be made to the Programming Fees otherwise due. If Programming Service, is not restored within such seventy-two (72) hour period, WSNet's sole obligation, and MSO"S sole right, shall be a credit for Programming Fees for disrupted Programming Service thereafter on a prorated basis (based on a thirty day month). WSNet agrees to pass through to the MSO credit it receives from Programmers related to such disruptions of Programming Service. If WSNet is directly responsible for such disruption and does not restore the Programming Service with in forty-eight
     (48) hours of receipt of notice from MSO of such disruption, MSO shall have the right to terminate this Agreement with respect to the Properties affected by such disruption.
8.3 WSNet and its officers, agents and employees shall not be responsible for any loss, damage (including incidental and consequential), expense, delay or failure to perform arising or resulting, in whole or part, from acts of God, or other causes which are beyond the control of WSNet, to provide the Programming Service hereunder.

SECTION 9. EFFECT OF WAIVER REMEDIES
---------
9.1 No delay or omission to exercise any right, power or remedy accruing to a party under this Agreement shall be construed to be a waiver of any such right, power or remedy. Any waiver shall be limited to the circumstance or event specifically referenced in the written waiver document and shall not be deemed a waiver of any other term or provision of this Agreement or of the same circumstance or event upon any reoccurrence thereof. All remedies, either under this Agreement or at law, shall be cumulative and not alternative.

SECTION 10: PROGRAMMING SERVICE CHANGES
----------
10.1 Subject to the written consent of WSNEt, which consent shall not be unreasonably withheld, MSO may make changes to any Request For Service by written notice to WSNet. Detections of Programming Service will be effective at the end of the month at least 30 days after accepted and approved by WSNet.

SECTION 11: CONFIDENTIALITY
----------
11.1 The terms and conditions, other than the existence and duration, of this Agreement shall be kept confidential by MSO and shall not be disclosed by MSO to any third party except as may be required by any court or governmental agency of competent jurisdiction, and except to MSO's accountants, auditors, agents, legal counsel and parent company, each of whom must agree to be bound by this confidentiality provision.

                                   Pg 3 of 4

SECTION 12. NOTICES
----------
17.1 Any notice required or permitted to be given under this Agreement shall be by written notice delivered via facsimile or U.S. mail and shall be deemed duly given when received and acknowledged, or three (3) days after deposited in the U.S. mail, postage prepaid, for delivery and addressed to the appropriate party at the address set forth on the first page hereof MSO name or addresses must be changed by delivery of written notice as provided herein.

SECTION 13. ASSIGNMENT
----------
13.1 MSO shall not assign, transfer, pledge, or hypotheces this Agreement, or any part thereof, or any interests herein by operation of law or otherwise, except to a controlled affiliate, without the prior written consent of WSNet, shall not be unreasonably withheld. No change of ownership or management of MSO or a Property, shall affect the MSO's obligation under this Agreement and any new owners or managers of the MSO shall be bound by the terms of this Agreement.

SECTION 14. CONSTRUCTION AND INTERPRETATION
----------
14.1 In case any one or more of the provisions contained in this Agreement, for any reason are held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the validity and enforceability of any other provisions hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

SECTION 15. CONSENT TO JURISDICTION
----------
15.1 MSO submits to the jurisdiction of Henneph County District Court, State of Minnessota, or United States District Court for the District of Minnessota, for the purposes of any lawsuit by WSNet to enforce any claim it may have for amounts due but unpaid to it as described herein above - this Paragraph shall survive the termination of non-renewal of this Agreement under any circumstances.

SECTION 16. COUNTERPARTS.
----------
16.1 This Agreement may be executed in counterparts and by different parties with the same effect as if the signatures thereto were on the same instrument. This Agreement shall be effective and binding upon all parties hereto at such time as all parties have executed and delivered (including by facsimile) a counterpart of this Agreement.

SECTION 17. ENTIRE AGREEMENT.
----------
17.1 This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all prior and contemporaneous agreements whether written or oral relating to the subject matter hereof. Other changes to this Agreement shall be effective upon the written agreement of both parties hereto. No agreement to make changes to this Agreement shall impose an obligation on either party to agree to any similar type of change in the future.

WORLD SATELLITE NETWORK, INC.               MSO: ONEPOINT COMMUNICATIONS, CORP.

SIGN  /s/ Robert Ringstad                   SIGN   /s/ William F. Wallace
      ---------------------------                  ---------------------------


PRINT:    ROBERT RINGSTAD                   PRINT:     WILLIAM WALLACE
      ---------------------------                   --------------------------


TITLE:    Chief Operating Officer           TITLE:     President
      ---------------------------                   --------------------------


Date Signed: 4/24/98                        Date Signed: 4/24/98
            ---------------------                        ---------------------


                                   Pg 4 of 4

                               DIGITAL ADDENDUM

This is an Addendum to that certain MSO Programming Services Agreement dated May 1, 1998 (herein so defined) by and between World Satellite Network, Inc ("WSNet") and

                        ONEPOINT COMMUNICATIONS, CORP. ("MSO")
                        ------------------------------
                                     NAME

               2201 Waukegan Road, Bannockburn Il 60015 ADDRESS
               ----------------------------------------


for the use of Ku-Band digital encrypted signals from DIRECTV (collectively, the" Signals" and individually, the "Signal") to receive Programming at the MSO Properties as described in Exhibit A attached hereto and incorporated herein by reference for all purposes (the "Addendum").

     1.   Defined Terms. Unless otherwise defined in this Addendum, all initial
          -------------
          capitalized terms used herein shall have the same meaning ascribed to such terms in the MSO Programming Services Agreement.

     2.   License. WSNet grants a non-exclusive license to the MSO to use the
          --------
          Signals to receive Programming at each Property (the "License").
          WSNet warrants and represents that it has the right to grant the License provided that the MSO complies with all of its obligations under this Addendum and the MSO Programming Service Agreement. WSNet makes no other warranty or representation of any kind regarding the License or the Signal, including, without limitation, its strength, quality or duration. Nothing in this Addendum shall be construed as granting MSO any rights in the Signal, other than the right to receive it as described above, nor does the MSO acquire any rights from or claims against DIRECTV by operation of this Addendum.

     3.   Equipment and Transport. MSO shall, at its own expense, purchase,
          -----------------------
          install and maintain according to the technical specifications annexed as Exhibit 8 attached hereto and incorporated herein by reference for all purposes (the "Specifications") any and all equipment necessary to receive the Signals and distribute the Programming to the Subscribers of each Property (collectively, the "Equipment"). WSNet has the right to inspect each Property and Equipment on three (3) days notice to the MSO to ensure compliance with this provision. The Equipment includes, without limitation, the DSSO receiver necessary to receive and decrypt each Signal (the"IRD"). WSNet will arrange for the activation of each IRD at each Property to receive the Signals. MSO will, at all times, receive no less than five (5) Signals at each Property. MSO may purchase or base those IRDs from WSNet as described in Exhibit A. The warranties, if any, the MSO may receive for any Equipment it acquires from or through WSNet are only granted by the manufacturer thereof and not WSN. WSNet makes no warranties or representations of any kind with respect to the IRD's and WSNet disclaims any warranties for the IRDs under the Uniform Commercial Code, or otherwise implied in law.

     4.   Property. Each Property shall be only a multifamily dwelling unit
          --------
          property, including a condominium, apartment or cooperative building. MSO shall have a written Agreement with the owner or authorized manager of the Property to install, operate and maintain the Equipment. The MSO shall not use, receive or distribute, or cause to be used, received or distributed, Ku-Band or Ku-Band satellite signals other than the Signals to receive or distribute the programming or any other programming or other similar services at the property.

     5.   Term. The minimum term of this Agreement shall be three (3) years.
          ----
          WSNet may terminate this Addendum on fifteen (15) days notice in the event that the MSO breaches the terms of this Addendum. WSNet's right to termination is in addition to any other rights WSNet may have hereunder, under the MSO Programming Services Agreement or by law.

     6.   Fees. In addition to any other payments provided for herein, MSO
          ----
          shall pay, each month, a transport fee for each IRD, pursuant to the table on Exhibit C, plus any applicable taxes.

                         RESELLER MEASUREMENT REPORTS
                      STATEWIDE, INCLUDING BA AFFILIATES

-------------------------------------------------------------------------------------
Performance Measurement               ACTUAL BA SERVICE PERFORMANCE (BY QUARTER)
                                -----------------------------------------------------
                                  DSO      DS1        DS3        RESELLER TRUNKING    POTS
-------------------------------------------------------------------------------------------
INSTALLATION
-------------------------------------------------------------------------------------------
G)  Number of Installations    /1/         /2/        /3/          /4/            /5/
                                  1-1-97     1-1-97     1-1-97          4-1-97       1-1-97
-------------------------------------------------------------------------------------------
H)  Average Interval in days   /6/         /7/        /8/          /9/            /10/
                                  1-1-97     1-1-97     1-1-97          4-1-97       1-1-97
-------------------------------------------------------------------------------------------
I)  Percent Install on time    /11/        /12/       /13/         /14/           /15/
                                  1-1-97     1-1-97     1-1-97          4-1-97       1-1-97
-------------------------------------------------------------------------------------------
SERVICE QUALITY
-------------------------------------------------------------------------------------------
J)  Number of Reports          /16/        /17/       /18/         /19/           /20/
                                  1-1-97     1-1-97     1-1-97          4-1-97       1-1-97
-------------------------------------------------------------------------------------------
K)  Mean Time to Clear         /21/        /22/       /23/         /24/           /25/
         Reports                  1-1-97     1-1-97     1-1-97          4-1-97       1-1-97
-------------------------------------------------------------------------------------------
L)  Number of Failures        /26/         /27/       /28/         /29/           /30/
                                  1-1-97     1-1-97     1-1-97          4-1-97       1-1-97
-------------------------------------------------------------------------------------------
M)  Failure Frequency         /31/         /32/       /33/         /34/           /35/
         Percent                  1-1-97     1-1-97     1-1-97          4-1-97       1-1-97
-------------------------------------------------------------------------------------------
N)  Percent Without Report    /36/        /37/       /38/         /39/            /40/
        Outstanding               1-1-97     1-1-97     1-1-97          4-1-97       1-1-97
-------------------------------------------------------------------------------------------

                        ONEPOINT COMMUNICATIONS, CORP.

                     EXHIBIT A - PROPERTY AND PROGRAMMING
                     ------------------------------------

--------------------------------------------------------------------------------
                                    ??????
--------------------------------------------------------------------------------
Property Name
--------------------------------------------------------------------------------
Property Address:
--------------------------------------------------------------------------------
City:                                       State/Zip:
--------------------------------------------------------------------------------
Property Contact                            Contact Phone:
--------------------------------------------------------------------------------
??????????                  Basic Subs:           Premium Subs:
--------------------------------------------------------------------------------
DIRECT SYSTEM OPERATOR # (IF APPLICABLE):
--------------------------------------------------------------------------------
DIRECT ?????? # (if applicable)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    ??????
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MSO shall provide such other information as is required by WSNet to property license the Signal for receiving Programming at each Property.

MSO: ONEPOINT COMMUNICATIONS, CORP.

Signature: -----------------------               Date:------------------------

Print Name: ----------------------

Print Title: ---------------------

                                                    RESELLER MEASUREMENT REPORTS

                          10 LARGEST RETAIL CUSTOMERS

-----------------------------------------------------------------------------------------------------------------
Performance Measurement                  ACTUAL BA SERVICE PERFORMANCE (BY QUARTER)
                              -----------------------------------------------------------------------------------
                                       DSO            DS1           DS3          RESELLER TRUNKING          POTS
 (A)                                   (B)            (C)           (D)                (E)                  (F)
-----------------------------------------------------------------------------------------------------------------
INSTALLATION
-----------------------------------------------------------------------------------------------------------------
G)  Number of Installations     /1/                /2/            /3/               /4/                /5/
                                       TBD            TBD           TBD                 TBD                  TBD
-----------------------------------------------------------------------------------------------------------------
H)  Average Interval in days    /6/                /7/           /8/               /9/                 /10/
                                       TBD            TBD           TBD                 TBD                  TBD
-----------------------------------------------------------------------------------------------------------------
I)  Percent Install on time     /11/               /12/          /13/              /14/                /15/
                                       TBD            TBD           TBD                 TBD                  TBD
-----------------------------------------------------------------------------------------------------------------
SERVICE QUALITY
-----------------------------------------------------------------------------------------------------------------
J)  Number of Reports           /16/              /17/           /18/              /19/                /20/
                                       TBD            TBD           TBD                 TBD                  TBD
-----------------------------------------------------------------------------------------------------------------
K)  Mean Time to Clear          /21/              /22/           /23/              /24/                /25/
         Reports                       TBD            TBD           TBD                 TBD                  TBD
-----------------------------------------------------------------------------------------------------------------
L)  Number of Failures          /26/              /27/           /28/              /29/                /30/
                                       TBD            TBD           TBD                 TBD                  TBD
-----------------------------------------------------------------------------------------------------------------
M)  Failure Frequency           /31/              /32/           /33/              /34/                /35/
         Percent                       TBD            TBD           TBD                 TBD                  TBD
-----------------------------------------------------------------------------------------------------------------
N)  Percent Without Report      /36/              /37/           /38/             /39/                /40/
        Outstanding                    TBD            TBD           TBD                 TBD                  TBD
-----------------------------------------------------------------------------------------------------------------

                        ONEPOINT COMMUNICATIONS, CORP.

                                EXHIBIT C - FEES
                                ----------------

                                TRANSPORT FEES
                                --------------

WSNet will provide transport via DIRECTLY for a price per IRD/month. Transport fees are guaranteed for the term of the Agreement, subject to the price increase(s) described in item 8 of the Addendum. Transport fees will be discounted based on volume per the following table.

       -------------------------------------------------------------
       Number of IRD's for Transport     Incremented Charged per IRD
       -------------------------------------------------------------
       -------------------------------------------------------------
                   0-1000                           $6.00
       -------------------------------------------------------------
                1001-1500                           $5.58
       -------------------------------------------------------------
                1601-2000                           $5.17
       -------------------------------------------------------------
                2001-2501                           $4.75
       -------------------------------------------------------------
                 2501 +                             $4.33
       -------------------------------------------------------------

* Affiliate is required to pay any applicable taxes.


WSNet, Inc.                             MSO: ONEPOINT COMMUNICATIONS, CORP.

BY: /s/ Robert Ringstad                 BY: /s/ William F. Wallace
--------------------------------        ----------------------------------
        Robert Ringstad                         William F. Wallace
        Chief Operating Officer                 President

Date Signed:  4/24/98                    Date Signed:  4/20/98
--------------------------------        ----------------------------------

SCHEDULE 35C

I):  PERCENT INSTALL ON TIME:   This measurement is the total number of
installations (both "x" and "w" service orders) that were completed on time (based on the service order established due date) divided by the total number of service orders. This is the percentage of orders completed on time.


SERVICE QUALITY CATEGORIES
--------------------------


J): NUMBER OF REPORTS: This is the total number of troubles received from Reseller by service category. Each trouble counts as one and in cases where the trouble is redated or subsequent reports are received for escalations or to question status, BA will not count the subsequent reports. From receipt to close, each trouble counts as 1, regardless of the trouble resolution (CPE, NTF or BA Network).

K): MEAN TIME TO CLEAR REPORTS: This is the total measurable hours and minutes from all troubles (from the time BA receives a trouble from Reseller until the service is restored and closed with Reseller) divided by the total number of troubles for the report period.

For DSO, DS1, DS3 and Reseller Trunking, the measurements will be "Stop Clock" measurements where "no access" (customer access delayed) time is removed from the measurement.

For POTS, this will be a running 24 hour clock from trouble receipt to trouble clearance time. The BA clear time is the time service is restored. The BA work process is for the customer (Reseller) to be notified as soon as the service is cleared. BA does not use the "close time" because after clearing the trouble, the technician may stay and complete another hour or so of clean up before actually closing the trouble.

L): NUMBER OF FAILURES: The number of failures is the total number of trouble reports (by category) where the trouble was closed out to a code indicating that the fault was a BA service problem.

Removed from the total trouble reports will be all troubles that reflect the cause of the trouble to be other than a Bell Atlantic Network fault. Examples would be troubles caused by Customer Provided Equipment (CPE), errors by the customers/end user in the use of the service or where no trouble was detected (F/OK and T/OK).

M): FAILURE FREQUENCY PERCENT: This measurement is the total number of Network Troubles "l", divided by the total number of circuits that Reseller has purchased from BA. The result expressed as a percentage.

SCHEDULE 35E


N): PERCENT WITHOUT REPORT OUTSTANDING: For this measurement Bell Atlantic is to do the following:

       1. Multiply the total number of circuits by the total hours in the report period to establish the total hours of service availability possible for the report period.

       2. Add all of the measurable time (hours and minutes) for only the Network Reports to establish the total non service availability hours for the report period.

       3. Subtract the "non service availability" hours from the "total service availability" hours and divide the result by the "total service availability" hours and display this as a percentage.

                                      -4-